Registration No. 02-35570

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 53 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940

                                    --------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                    --------

                         Telephone Number (515) 248-3842

                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            JONES & BLOUCH L.L.P.
Des Moines, Iowa  50392                  Suite 405 West
                                         1025 Thomas Jefferson Street, N.W.
                                         Washington, DC  20007-0805

                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
          ___ immediately upon filing pursuant to paragraph (b)of Rule 485 _X_ on May 1, 2003 pursuant to paragraph (b) of Rule 485
          ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ___ on (date) pursuant to paragraph (a)(1) of Rule 485
          ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
          ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          BLUE CHIP ACCOUNT *                LIMITED TERM BOND ACCOUNT **
          BOND ACCOUNT                       MICROCAP ACCOUNT *
          CAPITAL VALUE ACCOUNT              MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT **   MIDCAP GROWTH ACCOUNT
          INTERNATIONAL ACCOUNT              MIDCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT *          MONEY MARKET ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT **  SMALLCAP ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT       SMALLCAP GROWTH ACCOUNT






    * Not available after May 19, 2003
    ** Available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................

  Blue Chip Account (not available after May 19, 2003)..................


  Bond Account..........................................................

  Capital Value Account.................................................

  Government Securities.................................................

  International Account.................................................


  LargeCap Growth Account (not available after May 19, 2003)............

  LargeCap Growth Equity Account (available May 19, 2003) ...............


  LargeCap Stock Index Account..........................................


  Limited Term Bond Account (available May 19, 2003) ....................


  MidCap Account........................................................

  MidCap Growth Account.................................................

  MidCap Value Account..................................................

  Money Market Account..................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Janus Capital Management LLC ("Janus")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors LLC ("Principal")
.. The Dreyfus Corporation ("Dreyfus")
.. Putnam Investment Management, LLC ("Putnam")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")

  * Principal Management Corporation, Principal, and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BLUE CHIP ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations.(those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalizations of at least $1 billion)
.. established history or earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.Up to 20% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-10.69
"2001"-17.13
"2002"-24.84                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '02   8.24%
                               LOWEST  Q3 '02  -17.40%
LOGO

The year-to-date return as of December 31, 2002 is -24.84%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BLUE CHIP ACCOUNT ....
                           -24.84          N/A           N/A             -14.53
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.23
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.83



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                           1     3     5      10
 BLUE CHIP ACCOUNT                      $85   $266  $463  $1,036

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:

.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and

.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:

.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616




CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of December 31, 2002 is -13.66%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this
                              time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:

.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%

The year-to-date return as of December 31, 2002 is -29.86%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of December 31, 2002 is -22.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.



MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)


 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%

 *
  The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:

.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO

The year-to-date return as of December 31, 2002 is -26.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December 31, 2002 is -9.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of December 31, 2002 is 1.42%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this
                              time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this
                              time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.



SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Accounts (except Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Balanced and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.



DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and

.. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:

.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.



NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole

WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Blue Chip                    Mustafa Sagun
           Capital Value                John Pihlblad
           Government Securities        Mark Karstrom
                                        Martin J. Schafer
           International                Kurtis D. Spieler
           LargeCap Stock Index         Robert Baur
                                        Rhonda VanderBeek
           Limited Term Bond            Kevin W. Croft
                                        Martin J. Schafer
           MidCap                       K. William Nolin
           SmallCap                     Michael L. Johnson




ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. JOHNSON, CFA . Mr. Johnson is a portfolio manager at Principal. He performs security analysis and strategy development for the firm's growth equity research effort. Mr. Johnson specializes in the capital goods, health care and technology sectors. He joined Principal in 1992. He received his MBA from Drake University and his Bachelor's degree in business administration and finance from the University of Nebraska. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for a member company of The Principal Financial Group specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined The Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Blue Chip                  0.60%     LargeCap Stock Index      0.35%
      Bond                       0.47%     MidCap                    0.61%
      Capital Value              0.60%     MidCap Growth             0.90%
      Government Securities      0.46%     MidCap Value              1.05%
      International              0.85%     Money Market              0.48%
      LargeCap Growth            1.10%     SmallCap                  0.85%
      LargeCap Growth Equity     1.00%     SmallCap Growth           1.00%




The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:

.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.


The LargeCap Growth, LargeCap Growth Equity, MidCap Growth, MidCap Value and SmallCap Growth Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

BLUE CHIP ACCOUNT

U.S. economic growth slowed somewhat toward the end of 2002 as consumer spending moderated and capital spending remained lackluster. The housing market stayed strong and 2002 is expected to be another record year. Employment has stabilized as layoff announcements have declined. The fourth quarter stock market rally buoyed business confidence and the economic recovery gained momentum during December.

GROWTH OF $10,000

Total Returns of the Account
as of Decemb er 31, 2002

 1 Year    Life of Fund
 -24.84%     -14.53%*

* Since inception 5/3/99

In Thousands

                   Morningstar
       S&P 500     Large Blend
        Index       Category       Blue Chip Account
         10           10                 10
"1999 "10.940        11.153             10.115
"2000 " 9.943        10.376              9.034
"2001 " 8.762         8.957              7.486
"2002 " 6.825         6.985              5.626

LOGO


The Blue Chip Account underperformed relative to the S&P 500 Index by 3.37% during 2002. The Account underperformed during the year due to stock selection in the telecommunication services, consumer services and financial sectors.


Over the past year we have consistently managed the Account to have a relatively low risk profile. However, low risk at the portfolio level cannot eliminate company-specific risks. Consequently, near the end of February, Principal Global Investors determined that the portfolio's risk exposure to ongoing Enron-like company-specific risk should be reduced. We lowered our active weightings, relative to the S&P 500, in each company and added more companies to diversify company level event risk.


Since the February rebalance, the Sub-Advisor has a new risk management process in its portfolios and neutralize all unintended risks such as systematic market risk. It strictly limits sector, industry, capitalization and style specific biases relative to the designated index. This risk management process generally allows for annual projected performance tracking error of 1%-2% relative to the designated index. The Portfolio is broadly diversified. Industry and sector weights are maintained within a range of +/- 1% versus the index weight, and exposure to individual stocks is maintained within 0.5% of the respective index weight. Portfolio valuation measures such as price/earnings and price/cash flow are generally below those of the market benchmark, while business fundamentals such as earnings growth and positive earnings surprises designed to be are superior to those of the market index.

BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.

GROWTH OF$10,0 00

Total Returns of the Account
as of Decemb er 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 9.26%   6.04%   7.23%      8.44%*

* Since inception 12/18/87


In Thousands

    Lehman Brothers     Morningstar
    Aggregate Bond   Intermediate-Term
        Index          Bond Category      Bond Account
         10                10                 10
"1993" 10.975             11.039             11.167
"1994" 10.655             10.627             10.843
"1995" 12.623             12.471             13.247
"1996" 13.081             12.883             13.560
"1997" 14.343             14.012             14.997
"1998" 15.589             15.052             16.150
"1999" 15.461             14.868             15.732
"2000" 17.259             16.273             17.017
"2001" 18.716             17.471             18.399
"2002" 20.636             18.848             20.103

LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70


In Thousands

       Russell       Morningstar
      1000 Value     Large Value
        Index          Category      Capital Value Account
         10               10                  10
"1993 "11.807            11.325              10.779
"1994 "11.573            11.233              10.832
"1995 "16.012            14.859              14.288
"1996 "19.477            17.948              17.645
"1997 "26.329            22.796              22.68
"1998 "30.444            25.782              25.76
"1999 "32.682            27.491              24.655
"2000 "34.976            28.995              25.188
"2001 "33.021            27.438              23.16
"2002 "27.896            22.247              19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
8.80%    7.09%   7.23%      8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government   Government Securities
       Bond Index          Category                   Account
          10                  10                         10
"1993"  10.684               10.803                     11.007
"1994"  10.512               10.369                     10.508
"1995"  12.278               12.072                     12.512
"1996"  12.935               12.410                     12.931
"1997"  14.163               13.459                     14.274
"1998"  15.149               14.462                     15.455
"1999"  15.431               14.254                     15.410
"2000"  17.153               15.788                     17.167
"2001"  18.563               16.868                     18.473
"2002"  20.187               18.398                     20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.



INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.

LARGECAP GROWTH ACCOUNT

The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the S&P 500 Index.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99


In Thousands

       Russell      Morningstar
     1000 Growth   Large Growth    LargeCap Growth
        Index        Category          Account
         10            10                10
"1999"  12.395        12.810            13.247
"2000"   9.616        11.005            11.659
"2001"   7.652         8.405             8.835
"2002"   5.519         6.074             6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
 -33.27%     -37.09%*

* Since inception 10/24/00


In Thousands

      Russell      Morningstar
    1000 Growth   Large Growth    LargeCap Growth
      Index         Category       Equity Account
       10             10                10
"2000"8.257          8.789             7.78


"2001"6.585          6.712             5.44


"2002"4.749          4.851             3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                    Morningstar
        S&P 500     Large Blend    LargeCap Stock
         Index        Category     Index Account
          10            10              10
"1999"  10.940         11.153          10.893
"2000"   9.943         10.376           9.840
"2001"   8.762          8.957           8.649
"2002"   6.825          6.985           6.708

LOGO


The portfolio lagged the S&P 500 Index during 2002, with a return of -23.41% vs.
- 22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.

MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%    13.06%*

* Since inception 12/18/87


In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.



MIDCAP GROWTH ACCOUNT

Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-26.27%      -7.13%*

* Since inception date 5/1/98




In Thousands

         Russell         Morningstar
       Midcap Growth    Mid-Cap Growth    MidCap Growth
          Index           Category           Account
           10                10                10
"1998"   10.328             10.258             9.66
"1999"   15.625             16.813            10.691
"2000"   13.791             15.653            11.557
"2001"   11.011             12.322             9.602
"2002"    7.994              8.930             7.08

LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -27.2%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.



MIDCAP VALUE ACCOUNT

We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
 -9.96%       6.67%*

* Since inception date 5/3/ 99




In Thousands

         Russell      Morningstar
       Midcap Value  Mid-Cap Value     MidCap Value
          Index        Category          Account
           10             10               10
"1999"     9.232         10.023           11.024
"2000"    11.003         11.709           14.445
"2001"    11.260         12.458           14.072
"2002"    10.173         10.850           12.670

LOGO


The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.93% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.

SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-27.33%      -5.95%*

* Since inception date 5/1/98




In Thousands

       Russell   Morningstar
        2000     Small Blend
       Index       Category      SmallCap Account
        10            10               10
"1998"  8.768         8.609            7.949
"1999" 10.632        10.174           11.413
"2000" 10.311        11.480           10.074
"2001" 10.568        12.445           10.331
"2002"  8.404        10.433            7.508

LOGO


The Account underperformed the Russell 2000 Index by 7.75%, returning -28.23% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-45.85%      -9.16%*

* Since inception date 5/1/98




In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.



IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                            2002        2001        2000        1999        2000
                            ----        ----        ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51      $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48        0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14        1.11
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62        1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)      (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)      (0.51)
   ----                                            -----       -----       -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)      (0.76)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95      $14.51
                           =====      ======      ======      ======      ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%       9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235    $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%       0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%       1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%       33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000      1999/(B)/
                            ----        ----        ----      ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $11.68      $12.57      $11.11     $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --        0.01          --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.16)      (0.35)       3.12       1.24
                           -----       -----        ----       ----
 Total From Investment
            Operations     (1.16)      (0.34)       3.12       1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.01)         --      (0.02)
 Distributions from
  Realized Gains......     (0.04)      (0.54)      (1.66)     (0.22)
                           -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.04)      (0.55)      (1.66)     (0.24)
                           -----       -----       -----      -----
Net Asset Value, End
 of Period............    $10.48      $11.68      $12.57     $11.11
                          ======      ======      ======     ======
Total Return..........     (9.96)%     (2.58)%     31.05%     10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,766     $11,778      $7,739     $5,756
 Ratio of Expenses to
  Average Net Assets..      1.04%       1.36%       1.20%      1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.10%         --        1.29%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.03%       0.12%       0.02%      0.30%/(d)/
 Portfolio Turnover
  Rate................      75.3%      208.8%      233.2%     154.0%/(d)/

                            2002        2001        2000       1999         1998
                            ----        ----        ----       ----         ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000      $1.000     $1.000       $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014       0.039       0.059      0.048        0.051
                           -----       -----       -----      -----        -----
 Total From Investment
            Operations     0.014       0.039       0.059      0.048        0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)     (0.039)     (0.059)    (0.048)      (0.051)
                          ------      ------      ------     ------       ------
   Total Dividends and
         Distributions    (0.014)     (0.039)     (0.059)    (0.048)      (0.051)
                          ------      ------      ------     ------       ------
Net Asset Value, End
 of Period............    $1.000      $1.000      $1.000     $1.000       $1.000
                          ======      ======      ======     ======       ======
Total Return..........      1.42%       3.92%       6.07%      4.84%        5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455    $180,923    $114,710   $120,924      $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%       0.52%      0.52%        0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%       3.70%       5.88%      4.79%        5.06%



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP VALUE ACCOUNT
          BALANCED ACCOUNT                      LIMITED TERM BOND ACCOUNT **
          BOND ACCOUNT                          MICROCAP ACCOUNT *
          CAPITAL VALUE ACCOUNT                 MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT                 MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MIDCAP GROWTH EQUITY ACCOUNT *
          GROWTH ACCOUNT                        MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                 MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS        REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT                SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT *             SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT        UTILITIES ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT






    * Not available after May 19, 2003
    ** Available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................


  LargeCap Growth Account (not available after May 19, 2003) ............

  LargeCap Growth Equity Account........................................

  LargeCap Stock Index Account..........................................

  LargeCap Value Account................................................


  Limited Term Bond Account (available May 19, 2003) ....................

  MicroCap Account (not available after May 19, 2003) ...................

  MidCap Account........................................................

  MidCap Growth Account.................................................


  MidCap Growth Equity Account (not available after May 19, 2003) .......

  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Account...................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................

  Utilities Account.....................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO


The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capitalby investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%


The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%


The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%

 *
  The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%



The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term  growth of capital by investing  primarily in equity
securities   of  companies   with  value   characteristics   and  medium  market
capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO


The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally-engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this  time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation               0.80%     LargeCap Stock Index     0.35%
      Balanced                       0.59%     LargeCap Value           0.75%
      Bond                           0.47%     MicroCap                 1.00%
      Capital Value                  0.60%     MidCap                   0.61%
      Equity Growth                  0.75%     MidCap Growth            0.90%
      Government Securities          0.46%     MidCap Growth Equity     1.00%
      Growth                         0.60%     MidCap Value             1.05%
      International                  0.85%     Money Market             0.48%
      International Emerging                   Real Estate
      Markets                        1.25%                              0.90%
      International SmallCap         1.20%     SmallCap                 0.85%
      LargeCap Blend                 0.75%     SmallCap Growth          1.00%
      LargeCap Growth                1.10%     SmallCap Value           1.10%
      LargeCap Growth Equity         1.00%     Utilities                0.60%

The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.3% for the full year.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO


For the year ended December 31, 2002, the Asset Allocation Account (net of fees) declined -14.0%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds.
 Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.


Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.

GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.


GROWTH ACCOUNT

For the full year 2002, the Growth Account declined 29.95%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.


INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 6.00% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302


The International Emerging Markets Account fell 8.78% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.

There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.


INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.

GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO


The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 17.24% in 2002, underperforming the MSCI EAFE Small Cap Index by 9.42%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP GROWTH ACCOUNT

The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the S&P 500 Index.

GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-33.27%      -37.09%*

* Since inception 10/24/00

In Thousands

                       Morningstar
     Russell 1000      Large Growth     LargeCap Growth
     Growth Index        Category       Equity Account
         10                 10               10
"2000"  8.257              8.789            7.78
"2001"  6.585              6.712            5.44
"2002"  4.749              4.851            3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO


The portfolio lagged the S&P 500 Index during 2002, with a return of -23.41% vs.
- 22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.


LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.

While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT

Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -27.2%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 33.22%, underperforming the Russell Midcap Growth Index by 5.81%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

MIDCAP VALUE ACCOUNT

We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO


The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.93% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.

SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO


The Account underperformed the Russell 2000 Index by 7.75%, returning -28.23% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT

Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO


For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.

UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distribution /(a)/..    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                                                     2002        2001        2000       1999                   1998
                                                     ----        ----        ----       ----                   ----
MIDCAP ACCOUNT
--------------
Net Asset Value, Beginning of Period...........    $32.09      $34.47      $36.90     $34.37                 $35.47
Income from Investment Operations:
 Net Investment Income (Operating Loss)........      0.30        0.24        0.10       0.12                   0.22
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     (3.08)      (1.50)       4.76       4.20                   0.94
                                                    -----       -----        ----       ----                   ----
               Total From Investment Operations     (2.78)      (1.26)       4.86       4.32                   1.16
Less Dividends and Distributions:
 Dividends from Net Investment Income..........     (0.30)      (0.24)      (0.10)     (0.12)                 (0.22)
 Distributions from Realized Gains.............     (0.47)      (0.88)      (7.19)     (1.67)                 (2.04)
                                                    -----       -----       -----      -----                  -----
              Total Dividends and Distributions     (0.77)      (1.12)      (7.29)     (1.79)                 (2.26)
                                                    -----       -----       -----      -----                  -----
Net Asset Value, End of Period.................    $28.54      $32.09      $34.47     $36.90                 $34.37
                                                   ======      ======      ======     ======                 ======
Total Return...................................     (8.75)%     (3.71)%     14.59%     13.04%                  3.69%
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......  $248,986    $278,707    $286,681   $262,350               $259,470
 Ratio of Expenses to Average Net Assets.......      0.62%       0.62%       0.62%      0.61%                  0.62%
 Ratio of Gross Expenses to Average Net Assets
  /(a)/ .......................................      0.62%         --          --         --                     --
 Ratio of Net Investment Income to Average Net
  Assets.......................................      0.98%       0.77%       0.28%      0.32%                  0.63%
 Portfolio Turnover Rate.......................      67.9%       73.6%      139.6%      79.6%                  26.9%

                                                     2002        2001        2000       1999                  1998/(C)/
                                                     ----        ----        ----       ----                  ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value, Beginning of Period...........     $8.49      $10.46      $10.66      $9.65                  $9.94
Income from Investment Operations:
 Net Investment Income (Operating Loss)........     (0.04)      (0.05)       0.02       0.02                  (0.01)
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     (2.19)      (1.68)       0.77       1.01                  (0.28)
                                                    -----       -----        ----       ----                  -----
               Total From Investment Operations     (2.23)      (1.73)       0.79       1.03                  (0.29)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........        --          --       (0.02)     (0.02)                    --
 Distributions from Realized Gains.............        --       (0.24)      (0.97)        --             --
   ----                                                         -----       -----
              Total Dividends and Distributions        --       (0.24)      (0.99)     (0.02)                    --
   ----                                                         -----       -----      -----
Net Asset Value, End of Period.................     $6.26       $8.49      $10.46     $10.66                  $9.65
                                                    =====       =====      ======     ======                  =====
Total Return...................................    (26.27)%    (16.92)%      8.10%     10.67%                 (3.40)%/(d)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......   $21,934     $27,838     $25,924    $14,264                 $8,534
 Ratio of Expenses to Average Net Assets.......      0.91%       0.97%       0.96%      0.96%                  1.27%/(e)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................      0.92%         --        1.01%      1.09%                    --
 Ratio of Net Investment Income to Average Net
  Assets.......................................     (0.55)%     (0.66)%      0.27%      0.26%                 (0.14)%/(e)/
 Portfolio Turnover Rate.......................      43.1%       55.2%      161.9%      74.1%                  91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%         -       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                      LARGECAP VALUE ACCOUNT
          BOND ACCOUNT                          LIMITED TERM BOND ACCOUNT **
          CAPITAL VALUE ACCOUNT                 MICROCAP ACCOUNT *
          EQUITY GROWTH ACCOUNT                 MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MIDCAP GROWTH ACCOUNT
          GROWTH ACCOUNT                        MIDCAP GROWTH EQUITY ACCOUNT *
          HIGH YIELD ACCOUNT *                  MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                 MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS        REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT                SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT *             SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT **     UTILITIES ACCOUNT






    * Not available after May 19, 2003
    ** Available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................


  High Yield Account (not available after May 19, 2003) .................

  International Account Account .........................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................


  LargeCap Growth Account (not available after May 19, 2003) ............

  LargeCap Growth Equity Account (available May 19, 2003) ...............

  LargeCap Stock Index Account..........................................


  LargeCap Value Account ................................................

  Limited Term Bond Account (available May 19, 2003) ....................

  MicroCap Account (not available after May 19, 2003) ...................

  MidCap Account ........................................................

  MidCap Growth Account .................................................


  MidCap Growth Equity Account (not available after May 19, 2003) .......

  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Account...................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................

  Utilities Account.....................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of December 31, 2002 is -13.18%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sellA your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

HIGH YIELD ACCOUNT
The Account seeks high current income.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Account invests its assets in securities rated Ba1 or lower by Moody's Investor Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Rating Service ("S&P"). The Account may also invest in unrated securities which the Manager believes to be of comparable quality. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


During the fiscal year ended December 31, 2002, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

7.11% in securities       36.66% in securities       0.72% in securities rated
rated AAA                 rated Ba                   Ca
0.54% in securities       44.79% in securities       0.08% in securities rated
rated A                   rated B                    C
5.78% in securities       4.32% in securities rated
rated Baa                 Caa




The above percentages for Baa, Ba, B, Caa, and Ca rated securities includes 0.51%, 5.21%, 11.09%, 2.53% and 0.17% respectively of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS

Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
.. have a more volatile market value, generally reflecting specific events affecting the issuer;
.. be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
.. have a lower volume of trading, making it more difficult to value or sell the security; and
.. be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.


Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.


The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
.. experience and managerial strength
.. changing financial condition
.. borrowing requirements or debt maturity schedules
.. responsiveness to changes in business conditions
.. relative value based on anticipated cash flow
.. earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.


For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking monthly dividends to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of an investment portfolio for which potentially a greater risk is acceptable. An investor should carefully consider the assumption of the risks of this Account before making an investment and be prepared to maintain the investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Account's assets may rise or fall. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"12.31
"1994"0.62
"1995"16.08
"1996"13.13
"1997"10.75
"1998"-0.56
"1999"1.76
"2000"-4.46
"2001"0.89
"2002"1.9                     The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q1 '93  5.62%
                               LOWEST  Q3 '98 -6.31%
LOGO

The year-to-date return as of December 31, 2002 is 1.90%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 HIGH YIELD ACCOUNT ...
                             1.90        -0.12          5.03              6.51
 Lehman Brothers High
 Yield Composite Bond
 Index.................     -1.37         0.39          5.86
 Morningstar High Yield
 Bond Category.........     -1.89        -1.47          4.63
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.66



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                            1     3     5    10
 HIGH YIELD ACCOUNT                      $67   $211  $368  $822

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capitalby investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%


The year-to-date return as of December 31, 2002 is -16.20%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27



                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%


The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                           LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%

 *
  The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%



The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO


The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99   26.75%
                               LOWEST  Q3 '01  -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond, High Yield and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C.Armstrong
                                        Timothy R. Warrick
           High Yield                   Mark P. Denkinger
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MARK P. DENKINGER, CFA . Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director

FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post

         Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation               0.80%     LargeCap Stock Index     0.35%
      Balanced                       0.59%     LargeCap Value           0.75%
      Bond                           0.47%     MicroCap                 1.00%
      Capital Value                  0.60%     MidCap                   0.61%
      Equity Growth                  0.75%     MidCap Growth            0.90%
      Government Securities          0.46%     MidCap Growth Equity     1.00%
      Growth                         0.60%     MidCap Value             1.05%
      High Yield                     0.60%     Money Market             0.48%
      International                  0.85%     Real Estate              0.90%
      International Emerging                   SmallCap
      Markets                        1.25%                              0.85%
      International SmallCap         1.20%     SmallCap Growth          1.00%
      LargeCap Blend                 0.75%     SmallCap Value           1.10%
      LargeCap Growth                1.10%     Utilities                0.60%
      LargeCap Growth Equity         1.00%

The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


A Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons (as defined in the 1940 Act), or by vote of a majority of the outstanding voting securities of the class of shares to which the Plan relates. Any change in a Plan that would materially increase the distribution expenses of a class of shares provided for in the Plan requires approval of the shareholders of the class of shares to which such increase would relate. While a Distribution Plan is in effect, the selection and nomination of Directors who are not interested persons is at the discretion of the Directors who are not interested persons.


Each Plan continues in effect from year to year as long as its continuance is specifically approved at least annually by a majority vote of the Directors including a majority of the non-interested Directors. The Plans for the Advisors Select, Advisors Preferred and Class J shares were last approved by the Directors including a majority of the non-interested directors, on 12B-1 PLAN REVIEW DATE.

ASSET ALLOCATION ACCOUNT

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.3% for the full year.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO


For the year ended December 31, 2002, the Asset Allocation Account (net of fees) declined -14.0%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds.
 Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.


Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.

GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.


GROWTH ACCOUNT

For the full year 2002, the Growth Account declined 29.95%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

HIGH YIELD ACCOUNT

The high yield bond market exhibited another volatile year, led by many corporate defaults and credit rating downgrades. With the economic recovery delayed, we increased the quality of our high yield bonds in anticipation of further market weakness. In 2002, the High Yield Account posted a total return of 1.90%, outperforming the Lehman High Yield Bond Composite of -1.37%. The Account's outperformance can be attributed to the market's flight to quality and outperformance of BB rated bonds, where the Account was positioned.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
  1.90%  -0.12%   5.03%      6.51%*

* Since inception 12/18/87


In Thousands

        Lehman Brothers
          High Yield         Morningstar
        Composite Bond       High Yield
            Index           Bond Category      High Yield Account
             10                 10                     10
"1993"     11.712             11.912                 11.231
"1994"     11.591             11.486                 11.301
"1995"     13.813             13.388                 13.118
"1996"     15.381             15.238                 14.84
"1997"     17.344             17.237                 16.435
"1998"     17.668             17.17                  16.343
"1999"     18.09              17.912                 16.631
"2000"     17.03              16.278                 15.889
"2001"     17.929             16.555                 16.03
"2002"     17.683             16.242                 16.335

LOGO


The high yield market performed extremely well in the fourth quarter, helping offset a difficult start to the year. Although faced with difficult industry problems such as weak corporate earnings and rating agency downgrades, buyers surfaced and looked for yield. A record $135 billion of fallen angels (investment grade bonds downgraded to high yield ratings) impacted the high yield market in 2002, and created greater volatility. This number is enormous when compared to the $68 billion of new high yield paper that was issued during the entire year.


The High Yield Account has an average credit quality of BB. The Lehman High Yield Bond Composite has an average credit quality of B. We continue to look for, and invest in, companies with strong management and good earnings momentum, regardless of ratings. Due to its low correlation with other asset classes, high yield bonds continue to be a valuable asset for building well-diversified portfolios. High yield bonds will rebound and produce strong results as the economy and corporate earnings improve. With most Treasury rates under 4%, investors are searching for yield and high yield will be the primary beneficiary of this increased demand. While the geopolitical environment will likely delay any significant economic recovery in the near term, we are optimistic that high yield assets are well positioned to post strong results in 2003.

INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.


INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 6.00% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302

The International Emerging Markets Account fell 8.78% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.

There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.


INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.

GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO


The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 17.24% in 2002, underperforming the MSCI EAFE Small Cap Index by 9.42%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP GROWTH ACCOUNT

The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the S&P 500 Index.

GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-33.27%      -37.09%*

* Since inception 10/24/00

In Thousands

                       Morningstar
     Russell 1000      Large Growth     LargeCap Growth
     Growth Index        Category       Equity Account
         10                 10               10
"2000"  8.257              8.789            7.78
"2001"  6.585              6.712            5.44
"2002"  4.749              4.851            3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO


The portfolio lagged the S&P 500 Index during 2002, with a return of -23.41% vs.
- 22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.


LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.

While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT

Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -27.2%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 33.22%, underperforming the Russell Midcap Growth Index by 5.81%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

MIDCAP VALUE ACCOUNT

We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO


The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.93% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.

SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO


The Account underperformed the Russell 2000 Index by 7.75%, returning -28.23% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT

Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO


For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.

UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR HIGH YIELD CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the

500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
/ /
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001          2000       1999        1998
                            ----       ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84     $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51      0.56/(a)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54      0.35/(a)/      0.04      (1.12)       0.25
                            ----      ----           ----      -----        ----
 Total From Investment
            Operations      1.05       0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --         --            --         --       (0.01)
   ----                                                                    -----
   Total Dividends and
         Distributions     (0.57)     (0.85)           --      (0.82)      (0.67)
   ----                    -----      -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32     $11.84        $11.78     $10.89      $12.02
                          ======     ======        ======     ======      ======
Total Return..........      9.26%      8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839   $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%      5.73%/(a)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%     146.1%         81.5%      40.1%       26.7%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72      $30.74      $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34        0.50        0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)       0.13       (2.41)       3.94
                           -----       -----        ----       -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)       0.63       (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)      (0.50)      (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)      (0.15)      (4.02)      (1.36)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)      (0.65)      (4.82)      (2.07)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78      $30.72      $30.74      $37.19
                          ======      ======      ======      ======      ======
Total Return..........    (13.66)%     (8.05)%      2.16%      (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484    $283,325    $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%       1.54%       2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%      141.8%       43.4%       22.0%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46      $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14        0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20        3.45
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34        3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)      (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)      (0.20)
   ----                                            -----       -----       -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)      (0.41)
   ----                                            -----       -----       -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56      $20.46
                           =====      ======      ======      ======      ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%      21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882    $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%       0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%       1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%        9.0%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000        1999       1998
                            ----        ----          ----        ----       ----
HIGH YIELD ACCOUNT
------------------
Net Asset Value,
 Beginning of Period..     $5.79       $6.41         $7.44       $8.06      $8.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.73       0.63/(b)/      0.66        0.72       0.80
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.63)      (0.58)/(b)/   (0.99)      (0.58)     (0.85)
                           -----       -----         -----       -----      -----
 Total From Investment
            Operations      0.10        0.05         (0.33)       0.14      (0.05)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.78)      (0.67)        (0.70)      (0.76)     (0.79)
                           -----       -----         -----       -----      -----
   Total Dividends and
         Distributions     (0.78)      (0.67)        (0.70)      (0.76)     (0.79)
                           -----       -----         -----       -----      -----
Net Asset Value, End
 of Period............     $5.11       $5.79         $6.41       $7.44      $8.06
                           =====       =====         =====       =====      =====
Total Return..........      1.90%       0.89%        (4.46)%      1.76%     (0.56)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,051     $12,780       $13,078     $13,678    $14,043
 Ratio of Expenses to
  Average Net Assets..      0.66%       0.65%         0.69%       0.67%      0.68%
 Ratio of Net
  Investment Income to
  Average Net Assets..      8.23%       9.26%/(b)/    9.15%       8.52%      8.68%
 Portfolio Turnover
  Rate................     218.0%      204.0%        203.0%       93.8%      87.8%

                            2002        2001          2000        1999       1998
                            ----        ----          ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90        $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09          0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)        (1.48)       3.14       1.11
                           -----       -----         -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)        (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)        (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --         (0.59)      (1.71)     (0.51)
   ----                                              -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)        (0.67)      (2.18)     (0.76)
                           -----       -----         -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51        $13.90      $15.95     $14.51
                           =====      ======        ======      ======     ======
Total Return..........    (16.07)%    (24.27)%       (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848      $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%         0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --            --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%         0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%         99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the per share net investment income or net realized and unrealized gain (loss) on investments for the year ended December 31, 2001. The ratio of net investment income to average net assets decreased by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/

                           2002           2001      2000     1999/(F)/
                           ----           ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84         $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)         (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)         (2.79)    (1.51)     3.36
                          -----          -----     -----      ----
 Total From Investment
            Operations    (2.64)         (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --          (0.01)       --        --
 -----                                   -----
   Total Dividends and
         Distributions       --          (0.01)       --        --
 -----                                   -----
Net Asset Value, End
 of Period............    $6.20          $8.84    $11.67    $13.26
                          =====          =====    ======    ======
Total Return..........   (29.86)%       (24.22)%  (11.99)%   32.47%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031        $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%          1.17%     1.20%     1.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --           1.17%     1.25%     1.23%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%        (0.46)%   (0.66)%   (0.47)%/(e)/
 Portfolio Turnover
  Rate................     42.0%          32.1%     24.3%     39.6%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.

/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e)     /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/

                           2002           2001       2000     1999      1998/(F)/
                           ----           ----       ----     ----      ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.17          $9.00      $8.07    $8.17     $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01             --       0.04     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.56)          0.17       0.93    (0.11)     (1.86)
                          -----           ----       ----    -----      -----
 Total From Investment
            Operations    (1.55)          0.17       0.97    (0.09)     (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
   Total Dividends and
         Distributions    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
Net Asset Value, End
 of Period............    $7.61          $9.17      $9.00    $8.07      $8.17
                          =====          =====      =====    =====      =====
Total Return..........   (16.89)%         1.89%     12.13%   (1.07)%   (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,607        $12,559    $10,397   $6,418     $5,384
 Ratio of Expenses to
  Average Net Assets..     1.25%          1.30%      1.06%    1.06%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --             --       1.20%    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%         (0.05)%     0.59%    0.22%      0.57%/(e)/
 Portfolio Turnover
  Rate................    138.5%         127.2%     178.8%    88.9%      55.3%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d )/  Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                ACCOUNTS OF THE FUND
                                --------------------
          BALANCED ACCOUNT                 GROWTH ACCOUNT
          BOND ACCOUNT                     INTERNATIONAL ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MONEY MARKET ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  MidCap Account........................................................

  Money Market Account..................................................


CERTAIN INVESTMENT STRATEGIES...........................................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................


2                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisor Principal Global Investors, LLC ("Principal"). Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market

Account.


FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


Principal Variable Contracts Fund                                ADDITIONAL

INFORMATION                                                             3
www.principal.com

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4      ADDITIONAL INFORMATION           Principal Variable Contracts Fund
                                                          1-800-247-4123

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

Principal Variable Contracts Fund                                ADDITIONAL

INFORMATION                                                             5
www.principal.com

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                           LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of December 31, 2002 is -13.18%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774





BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.




The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616





CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.




The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762




GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.




The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this
                              time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591




GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.




The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this
                              time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762




INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143





MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.



The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774





MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.



The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616




CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).




Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Balanced and Bond Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.



Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.



For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson




Principal Variable Contracts Fund                                ADDITIONAL

INFORMATION                                                            29
www.principal.com

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager for a member company of the Principal Financial Group with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined the Principal Financial Group in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined the Principal Financial Group in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
                                        Dirk Laschanzky
                                        Douglas R. Ramsey
           Capital Value                John Pihlblad
           Government Securities        Mark Karstrom
                                        Martin J. Schafer
           Growth                       Mary Sunderland
           International                Kurtis D. Spieler
           MidCap                       K. William Nolin





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Balanced                     0.59%  Growth                        0.60%
      Bond                         0.47%  International                 0.85%
      Capital Value                0.60%  MidCap                        0.61%
      Government Securities        0.46%  Money Market                  0.48%




The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.



BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.


BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.
GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.



CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.


GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
1 Year  5 Year  10 Year  Life of Fund
8.80%   7.09%    7.23%     8.25%*

* Since inception 4/ 9/87



In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                  10                          10
"1993"   10.684             10.803                      11.007
"1994"   10.512             10.369                      10.508
"1995"   12.278             12.072                      12.512
"1996"   12.935             12.411                      2.931
"1997"   14.163             13.459                      14.274
"1998"   15.149             14.462                      15.455
"1999"   15.431             14.254                      15.41
"2000"   17.153             15.788                      17.167
"2001"   18.563             16.868                      18.473
"2002"   20.187             18.398                      20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.


GROWTH ACCOUNT

For the full year 2002, the Growth Account declined 29.95%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.76 4         2.854 3        7.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.



INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO


GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.


MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.



MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25      $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56        0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)       1.33
                           -----       -----         -----      -----        ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37        1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)      (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)      (0.59)
   ----                                -----                    -----       -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)      (1.08)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41      $16.25
                          ======      ======        ======     ======      ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%      11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747    $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%       0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%       3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%       24.2%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999        1998
                            ----        ----        ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72      $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34        0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)       0.13      (2.41)       3.94
                           -----       -----        ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)       0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)      (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)      (0.15)     (4.02)      (1.36)
   ----                                -----       -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)      (0.65)     (4.82)      (2.07)
                           -----       -----       -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78      $30.72     $30.74      $37.19
                          ======      ======      ======     ======      ======
Total Return..........    (13.66)%     (8.05)%      2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484    $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%       1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%      141.8%      43.4%       22.0%

                            2002        2001        2000       1999        1998
                            ----        ----        ----       ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26     $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69       0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48      (0.74)       0.28
                            ----        ----        ----      -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17      (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --      (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --         --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --      (0.72)      (0.59)
   ----                    -----       -----                  -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43     $10.26      $11.01
                          ======      ======      ======     ======      ======
Total Return..........      8.80%       7.61%      11.40%     (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038   $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%      0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%      6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%      19.7%       11.0%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000      $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014       0.039       0.059      0.048      0.051
                           -----       -----       -----      -----      -----
 Total From Investment
            Operations     0.014       0.039       0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)     (0.039)     (0.059)    (0.048)    (0.051)
                          ------      ------      ------     ------     ------
   Total Dividends and
         Distributions    (0.014)     (0.039)     (0.059)    (0.048)    (0.051)
                          ------      ------      ------     ------     ------
Net Asset Value, End
 of Period............    $1.000      $1.000      $1.000     $1.000     $1.000
                          ======      ======      ======     ======     ======
Total Return..........      1.42%       3.92%       6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455    $180,923    $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%       0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%       3.70%       5.88%      4.79%      5.06%



/(a) /Expense ratio without fees paid indirectly.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT             LARGECAP VALUE ACCOUNT
          BALANCED ACCOUNT                     LIMITED TERM BOND ACCOUNT**
          BOND ACCOUNT                         MICROCAP ACCOUNT*
          CAPITAL VALUE ACCOUNT                MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT                MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT        MIDCAP GROWTH EQUITY ACCOUNT*
          GROWTH ACCOUNT                       MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS       REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT       SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT               SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT*             SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT**     UTILITIES ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT






    * not available after May 19, 2003
    ** available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

This is a blank page

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................


  LargeCap Growth Account (not available after May 19, 2003)............

  LargeCap Growth Equity Account (available May19, 2003 .................

  LargeCap Stock Index Account..........................................

  LargeCap Value Account................................................

  Limited Term Bond Account (available May 19, 2003)....................


  MicroCap Account (not available after May 19, 2003) ...................

  MidCap Account........................................................

  MidCap Growth Account.................................................


  MidCap Growth Equity Account (not available after May 19, 2003) .......

  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Account...................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................

  Utilities Account.....................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................

FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO


The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this  time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%



The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this  time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%

 *
  The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-- term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%



The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to MSAM FUND
         LIST) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation             0.80%      MicroCap                 1.00%
      Balanced                     0.59%      MidCap                   0.61%
      Bond                         0.47%      MidCap Growth            0.90%
      Capital Value                0.60%      MidCap Growth Equity     1.00%*
      Equity Growth                0.75%      MidCap Value             1.05%
      Government Securities        0.46%      Money Market             0.48%
      Growth                       0.60%      Real Estate              0.90%
      International                0.85%      SmallCap                 0.85%
      International Emerging                  SmallCap Growth
      Markets                      1.25%*                              1.00%
      International SmallCap       1.20%      SmallCap Value           1.10%
      LargeCap Growth              1.10%      Utilities                0.60%
      LargeCap Stock Index         0.35%*



    * After waiver.


The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.3% for the full year.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO


For the year ended December 31, 2002, the Asset Allocation Account (net of fees) declined -14.0%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds.
 Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.


Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.

GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.


GROWTH ACCOUNT

For the full year 2002, the Growth Account declined 29.95%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.


INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 6.00% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302


The International Emerging Markets Account fell 8.78% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.

There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.


INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.

GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO


The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 17.24% in 2002, underperforming the MSCI EAFE Small Cap Index by 9.42%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP GROWTH ACCOUNT

The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the S&P 500 Index.

GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO


The portfolio lagged the S&P 500 Index during 2002, with a return of -23.41% vs.
- 22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.


LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.

While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT

Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -27.2%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 33.22%, underperforming the Russell Midcap Growth Index by 5.81%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

MIDCAP VALUE ACCOUNT

We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO


The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.93% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO


The Account underperformed the Russell 2000 Index by 7.75%, returning -28.23% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT

Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO


For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.

UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distribution /(a)/..    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                                                     2002        2001        2000       1999                   1998
                                                     ----        ----        ----       ----                   ----
MIDCAP ACCOUNT
--------------
Net Asset Value, Beginning of Period...........    $32.09      $34.47      $36.90     $34.37                 $35.47
Income from Investment Operations:
 Net Investment Income (Operating Loss)........      0.30        0.24        0.10       0.12                   0.22
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     (3.08)      (1.50)       4.76       4.20                   0.94
                                                    -----       -----        ----       ----                   ----
               Total From Investment Operations     (2.78)      (1.26)       4.86       4.32                   1.16
Less Dividends and Distributions:
 Dividends from Net Investment Income..........     (0.30)      (0.24)      (0.10)     (0.12)                 (0.22)
 Distributions from Realized Gains.............     (0.47)      (0.88)      (7.19)     (1.67)                 (2.04)
                                                    -----       -----       -----      -----                  -----
              Total Dividends and Distributions     (0.77)      (1.12)      (7.29)     (1.79)                 (2.26)
                                                    -----       -----       -----      -----                  -----
Net Asset Value, End of Period.................    $28.54      $32.09      $34.47     $36.90                 $34.37
                                                   ======      ======      ======     ======                 ======
Total Return...................................     (8.75)%     (3.71)%     14.59%     13.04%                  3.69%
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......  $248,986    $278,707    $286,681   $262,350               $259,470
 Ratio of Expenses to Average Net Assets.......      0.62%       0.62%       0.62%      0.61%                  0.62%
 Ratio of Gross Expenses to Average Net Assets
  /(a)/ .......................................      0.62%         --          --         --                     --
 Ratio of Net Investment Income to Average Net
  Assets.......................................      0.98%       0.77%       0.28%      0.32%                  0.63%
 Portfolio Turnover Rate.......................      67.9%       73.6%      139.6%      79.6%                  26.9%

                                                     2002        2001        2000       1999                  1998/(C)/
                                                     ----        ----        ----       ----                  ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value, Beginning of Period...........     $8.49      $10.46      $10.66      $9.65                  $9.94
Income from Investment Operations:
 Net Investment Income (Operating Loss)........     (0.04)      (0.05)       0.02       0.02                  (0.01)
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     (2.19)      (1.68)       0.77       1.01                  (0.28)
                                                    -----       -----        ----       ----                  -----
               Total From Investment Operations     (2.23)      (1.73)       0.79       1.03                  (0.29)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........        --          --       (0.02)     (0.02)                    --
 Distributions from Realized Gains.............        --       (0.24)      (0.97)        --             --
   ----                                                         -----       -----
              Total Dividends and Distributions        --       (0.24)      (0.99)     (0.02)                    --
   ----                                                         -----       -----      -----
Net Asset Value, End of Period.................     $6.26       $8.49      $10.46     $10.66                  $9.65
                                                    =====       =====      ======     ======                  =====
Total Return...................................    (26.27)%    (16.92)%      8.10%     10.67%                 (3.40)%/(d)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......   $21,934     $27,838     $25,924    $14,264                 $8,534
 Ratio of Expenses to Average Net Assets.......      0.91%       0.97%       0.96%      0.96%                  1.27%/(e)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................      0.92%         --        1.01%      1.09%                    --
 Ratio of Net Investment Income to Average Net
  Assets.......................................     (0.55)%     (0.66)%      0.27%      0.26%                 (0.14)%/(e)/
 Portfolio Turnover Rate.......................      43.1%       55.2%      161.9%      74.1%                  91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%         -       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                      MICROCAP ACCOUNT*
          BLUE CHIP ACCOUNT*                    MIDCAP ACCOUNT
          BOND ACCOUNT                          MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT                 MIDCAP GROWTH EQUITY ACCOUNT*
          EQUITY GROWTH ACCOUNT                 MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                        REAL ESTATE ACCOUNT
          INTERNATIONAL ACCOUNT                 SMALLCAP ACCOUNT
          INTERNATIONAL EMERGING MARKETS        SMALLCAP GROWTH ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT*              UTILITIES ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT




    * Not available after May 1, 2003


This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Blue Chip Account (not available after May 1, 2003) ...................

  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Growth Account (not available after May 1, 2003) .............

  LargeCap Growth Equity Account........................................

  LargeCap Stock Index Account..........................................

  MicroCap Account (not available after May 1, 2003) ....................

  MidCap Account........................................................

  MidCap Growth Account.................................................

  MidCap Growth Equity Account (not available after May 1, 2003) ........

  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Account...................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................

  Utilities Account.....................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York( Inc. ("UBS Global AM")
  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BLUE CHIP ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations.(those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalizations of at least $1 billion)
.. established history or earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.Up to 20% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-10.69
"2001"-17.13
"2002"-24.84                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '02    8.24%
                           LOWEST  Q3 '02  -17.40%
LOGO


The year-to-date return as of December 31, 2002 is -24.84%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BLUE CHIP ACCOUNT ....
                           -24.84          N/A           N/A             -14.53
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.23
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.83



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                           1     3     5      10
 BLUE CHIP ACCOUNT                      $85   $266  $463  $1,036

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this  time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%



The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%


The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO


The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Blue Chip                       Mustafa Sagun
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        Michael L. Johnson
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MICHAEL L. JOHNSON, CFA . Mr. Johnson is a portfolio manager at Principal. He performs security analysis and strategy development for the firm's growth equity research effort. Mr. Johnson specializes in the capital goods, health care and technology sectors. He joined Principal in 1992. He received his MBA from Drake University and his Bachelor's degree in business administration and finance from the University of Nebraska. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation               0.80%     LargeCap Stock Index     0.35%
      Balanced                       0.59%     MicroCap                 1.00%
      Blue Chip                      0.60%     MidCap                   0.61%
      Bond                           0.47%     MidCap Growth            0.90%
      Capital Value                  0.60%     MidCap Growth Equity     1.00%
      Equity Growth                  0.75%     MidCap Value             1.05%
      Government Securities          0.46%     Money Market             0.48%
      Growth                         0.60%     Real Estate              0.90%
      International                  0.85%     SmallCap                 0.85%
      International Emerging                   SmallCap Growth
      Markets                        1.25%                              1.00%
      International SmallCap         1.20%     SmallCap Value           1.10%
      LargeCap Growth                1.10%     Utilities                0.60%
      LargeCap Growth Equity         1.00%

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.3% for the full year.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO


For the year ended December 31, 2002, the Asset Allocation Account (net of fees) declined -14.0%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds.
 Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.


Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BLUE CHIP ACCOUNT

U.S. economic growth slowed somewhat toward the end of 2002 as consumer spending moderated and capital spending remained lackluster. The housing market stayed strong and 2002 is expected to be another record year. Employment has stabilized as layoff announcements have declined. The fourth quarter stock market rally buoyed business confidence and the economic recovery gained momentum during December.

GROWTH OF $10,000

Total Returns of the Account
as of Decemb er 31, 2002

 1 Year    Life of Fund
 -24.84%     -14.53%*

* Since inception 5/3/99

In Thousands

                   Morningstar
       S&P 500     Large Blend
        Index       Category       Blue Chip Account
         10           10                 10
"1999 "10.940        11.153             10.115
"2000 " 9.943        10.376              9.034
"2001 " 8.762         8.957              7.486
"2002 " 6.825         6.985              5.626

LOGO


The Blue Chip Account underperformed relative to the S&P 500 Index by 3.37% during 2002. The Account underperformed during the year due to stock selection in the telecommunication services, consumer services and financial sectors.


Over the past year we have consistently managed the Account to have a relatively low risk profile. However, low risk at the portfolio level cannot eliminate company-specific risks. Consequently, near the end of February, Principal Global Investors determined that the portfolio's risk exposure to ongoing Enron-like company-specific risk should be reduced. We lowered our active weightings, relative to the S&P 500, in each company and added more companies to diversify company level event risk.


Since the February rebalance, the Sub-Advisor has a new risk management process in its portfolios and neutralize all unintended risks such as systematic market risk. It strictly limits sector, industry, capitalization and style specific biases relative to the designated index. This risk management process generally allows for annual projected performance tracking error of 1%-2% relative to the designated index. The Portfolio is broadly diversified. Industry and sector weights are maintained within a range of +/- 1% versus the index weight, and exposure to individual stocks is maintained within 0.5% of the respective index weight. Portfolio valuation measures such as price/earnings and price/cash flow are generally below those of the market benchmark, while business fundamentals such as earnings growth and positive earnings surprises designed to be are superior to those of the market index.

BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.

GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.


GROWTH ACCOUNT

For the full year 2002, the Growth Account declined 29.95%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.


INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 6.00% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302

The International Emerging Markets Account fell 8.78% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.

There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.


INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.

GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO


The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 17.24% in 2002, underperforming the MSCI EAFE Small Cap Index by 9.42%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP GROWTH ACCOUNT

The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the S&P 500 Index.

GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-33.27%      -37.09%*

* Since inception 10/24/00

In Thousands

                       Morningstar
     Russell 1000      Large Growth     LargeCap Growth
     Growth Index        Category       Equity Account
         10                 10               10
"2000"  8.257              8.789            7.78
"2001"  6.585              6.712            5.44
"2002"  4.749              4.851            3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO


The portfolio lagged the S&P 500 Index during 2002, with a return of -23.41% vs.
- 22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.

MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.


While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.


MIDCAP GROWTH ACCOUNT

Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -27.2%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.


MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 33.22%, underperforming the Russell Midcap Growth Index by 5.81%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole.

Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.


MIDCAP VALUE ACCOUNT

We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO


The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.93% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.

Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.

REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.

SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO


The Account underperformed the Russell 2000 Index by 7.75%, returning -28.23% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT

Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO


For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.

UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e)    /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                  ACCOUNTS OF THE FUND
                                  --------------------
          BOND ACCOUNT                      LIMITED TERM BOND ACCOUNT *
          CAPITAL VALUE ACCOUNT             MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT             MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT     MIDCAP GROWTH EQUITY ACCOUNT **
          GROWTH ACCOUNT                    MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT             MONEY MARKET ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT    REAL ESTATE ACCOUNT
          LARGECAP BLEND ACCOUNT            SMALLCAP ACCOUNT
          LARGECAP GROWTH ACCOUNT **        SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT *  SMALLCAP VALUE ACCOUNT
          LARGECAP VALUE ACCOUNT






    * Available May 19, 2003
    ** Not available after May 19, 2003

This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................


  LargeCap Growth Account (not available after May 19, 2003)............

  LargeCap Growth Equity Account (available May 19, 2003) ...............


  LargeCap Value Account................................................


  Limited Term Bond Account (available May 19, 2003) ....................


  MidCap Account........................................................

  MidCap Growth Account.................................................


  MidCap Growth Equity Account (not available after May 19, 2003) .......


  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Account...................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")

  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.


MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993 "11.67
"1994"-2.90
"1995 "22.17
"1996 "2.36
"1997 "10.60
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO

The year-to-date return as of December, 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97   12.83%
                           LOWEST  Q3 '02  -15.10%

LOGO

The year-to-date return as of December, 31, 2002 is -13.66%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.


MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.


MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO


The year-to-date return as of December, 31, 2002 is -27.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this
                              time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December, 31, 2002 is 8.80%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this
                              time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December, 31, 2002 is -29.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.


MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of December, 31, 2002 is -16.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.


MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24
"2002"-7.63


                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHESTQ4 '99  36.59%
                               LOWEST Q3 '01 -21.49%



The year-to-date return as of December, 31, 2002 is -16.20%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December, 31, 2002 is -29.86%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December, 31, 2002 is -33.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.


Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.



MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%

 *
  The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December, 31, 2002 is -8.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December, 31, 2002 is -26.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%


The year-to-date return as of December, 31, 2002 is -32.37%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December, 31, 2002 is -9.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.


It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December, 31, 2002 is 1.42%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.



MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this
                              time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December, 31, 2002 is 7.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this
                              time period were:
                               HIGHEST  Q2 '99  26.75%
                               LOWEST   Q3 '01 -25.61%
LOGO


The year-to-date return as of December, 31, 2002 is -27.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this
                              time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December, 31, 2002 is -45.85%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:

.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December, 31, 2002 is -8.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.



SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Equity Growth Account may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.



DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and

.. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:

.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.



NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Equity Growth Account) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.




SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Capital Value                John Pihlblad
           Government Securities        Mark Karstrom
                                        Martin J. Schafer
           Growth                       Mary Sunderland
           International                Kurtis D. Spieler
           International SmallCap       Brian W. Pattinson
           Limited Term Bond            Kevin W. Croft
                                        Martin J. Schafer
           MidCap                       K. William Nolin
           SmallCap                     John F. McClain
                                        Thomas Morabito




KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Bond                       0.47%     LargeCap Value            0.35%
      Capital Value              0.60%     MidCap                    0.61%
      Equity Growth              0.75%     MidCap Growth             0.90%
      Government Securities      0.46%     MidCap Growth Equity      1.00%
      Growth                     0.60%     MidCap Value              1.05%
      International              0.85%     Money Market              0.48%
      International SmallCap     1.20%     Real Estate               0.90%
      LargeCap Blend             0.75%     SmallCap                  0.85%
      LargeCap Growth            1.10%     SmallCap Growth           1.00%
      LargeCap Growth Equity     1.00%     SmallCap Value            1.10%







The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:

.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.



BOND ACCOUNT

Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.

GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167


"1994"    10.655             10.627                10.843


"1995"    12.623             12.471                13.247


"1996"    13.081             12.883                13.56


"1997"    14.343             14.012                14.997


"1998"    15.589             15.052                16.15


"1999"    15.461             14.868                15.732


"2000"    17.259             16.273                17.017


"2001"    18.716             17.471                18.399


"2002"    20.636             18.848                20.103



LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Aggregate Index during the year with
a return of 7.90% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.



CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.


GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.



EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.


GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/ 94



In Thousands
                   Russell       Morningstar
      S&P 500    1000 Growth     Large Growth   Equity Growth
       Index       Index           Category        Account
        10          10               10              10
"1994"10.204      10.191            10.114         10.259
"1995"14.039      14.041            3.378          14.792
"1996"17.262 1    17.192             15.913        18.940
"1997"23.021      22.841             9.891         24.784
"1998"29.599 1    29.011             26.566        29.480
"1999"35.827 6    35.077             37.118        41.120
"2000"32.563      32.341             31.888        36.310
"2001"28.695 4    28.315             24.353        30.910
"2002"22.351      22.185             17.60         22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.




GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 7.44% for the year ending Dececember 31, 2002, lagging the 8.75% performance of the Lehman Mortgage-Backed Securities
(MBS) Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower interest rates this year. Generally, mortgage securities outperform when interest rates are stable to rising since their higher yield and lower price volatility produce better returns than other government securities.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
1 Year  5 Year  10 Year  Life of Fund
8.80%   7.09%    7.23%     8.25%*

* Since inception 4/ 9/87



In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                  10                          10
"1993"   10.684             10.803                      11.007


"1994"   10.512             10.369                      10.508


"1995"   12.278             12.072                      12.512


"1996"   12.935             12.411                      2.931


"1997"   14.163             13.459                      14.274


"1998"   15.149             14.462                      15.455


"1999"   15.431             14.254                      15.41


"2000"   17.153             15.788                      17.167


"2001"   18.563             16.868                      18.473


"2002"   20.187             18.398                      20.099

LOGO


For 2002, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period, long-term interest rates fell by 0.50%. This interest rate decline and a longer portfolio duration, combined with faster principal repayments from refinancing activity, to caused the Account to outperform relative to the Index for the fourth quarter.



GROWTH ACCOUNT

For the full year 2002, the Growth Account declined 29.95%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.

GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.



INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.
LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498


The International Account returned -17.11% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.



INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.

GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO


The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.

The International SmallCap Account declined by 17.24% in 2002, underperforming the MSCI EAFE Small Cap Index by 9.42%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.




LARGECAP BLEND ACCOUNT


We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.



LARGECAP GROWTH ACCOUNT

The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the S&P 500 Index.

GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.



LARGECAP VALUE ACCOUNT


Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.


On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.



MIDCAP ACCOUNT

There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO


The MidCap Account outperformed the Russell MidCap Index for the year, posting a -9.88% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.



MIDCAP GROWTH ACCOUNT

Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66


"1999"15.625           16.813             10.691


"2000"13.791           15.653             11.557


"2001"11.011           12.322              9.602


"2002" 7.994            8.93               7.08


LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -27.2%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.




MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 33.22%, underperforming the Russell Midcap Growth Index by 5.81%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.



MIDCAP VALUE ACCOUNT

We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO


The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.93% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.



REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.




SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO


The Account underperformed the Russell 2000 Index by 7.75%, returning -28.23% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.




SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.



SMALLCAP VALUE ACCOUNT

Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO


For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.



IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL  ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002           2001       2000       1999      1998/(F)/
                           ----           ----       ----       ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84         $13.87     $16.66      $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08           0.04      (0.04)     (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)         (3.07)     (1.89)      8.41      (0.95)
                          -----          -----      -----       ----      -----
 Total From Investment
            Operations    (1.75)         (3.03)     (1.93)      8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)            --         --         --      (0.03)
 Distributions from
  Realized Gains......       --             --      (0.86)     (0.73)        --
  ----                                              -----      -----
   Total Dividends and
         Distributions    (0.03)            --      (0.86)     (0.73)     (0.03)
  ----                    -----                     -----      -----      -----
Net Asset Value, End
 of Period............    $9.06         $10.84     $13.87     $16.66      $9.00
                          =====         ======     ======     ======      =====
Total Return..........   (16.20)%       (21.85)%   (11.50)%    93.81%    (10.37)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912        $43,674    $50,023    $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%          1.41%      1.44%      1.32%      1.34%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.32%            --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%          0.32%     (0.26)%    (0.28)%     0.24%/(e)/
 Portfolio Turnover
  Rate................     73.6%         123.8%     292.7%     241.2%      60.3%/(e)/

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002          2001      2000/(F)/
                           ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)        (2.31)     (2.22)
                          -----         -----      -----
 Total From Investment
            Operations    (1.81)        (2.34)     (2.22)
                          -----         -----      -----
Net Asset Value, End
 of Period............    $3.63         $5.44      $7.78
                          =====         =====      =====
Total Return..........   (33.27)%      (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%         1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%         1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%       (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%        121.2%     217.6%/(e)/

                          2002/(C)/
                          ----
LARGECAP VALUE  ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000      1999     1998/(B)/
                           ----       ----      ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26    $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09      0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60      2.17      1.72     (1.50)
                          -----       ----      ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69      2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)    (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)    (0.98)       --        --
 -----                               -----     -----
   Total Dividends and
         Distributions    (0.06)     (0.58)    (1.10)    (0.06)    (0.03)
                          -----      -----     -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37    $11.26    $10.06     $8.34
                         ======     ======    ======    ======     =====
Total Return..........    (8.86)%     6.25%    23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888   $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%     1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --      1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%     1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%    133.0%     89.7%     53.4%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION







                               dated May 1, 2003


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated May 1, 2003, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Variable Contracts Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Cost of Manager's Services..............................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares.............................

Calculation of Performance Data.........................................

Tax Status..............................................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

FUND HISTORY


The Principal Variable Contracts Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:
.. February 13, 1998 to add the International SmallCap; MicroCap; MidCap Growth;
  Real Estate; SmallCap; SmallCap Growth; SmallCap Value and Utilities Accounts; .. February 1, 1999 to add the LargeCap Growth; MidCap Value and Stock Index 500
  Accounts;
.. July 27, 2000 to add the International Emerging Markets, LargeCap Growth
  Equity and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account;
.. April 6, 2001 to change the name of the Aggressive Growth Account to the
  Equity Growth Account;
.. January 29, 2002 to add the LargeCap Blend and LargeCap Value Accounts; and .. February 4, 2003 to add the Limited Term Bond Account.

Principal Management Corporation is the Manager of the Fund.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately.


FUND INVESTMENT LIMITATIONS

Asset Allocation Account, Balanced Account, Equity Growth Account, Growth Account, International Account and MidCap Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers that invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest more than 10% (25% for the Equity Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the International Account or the Asset Allocation Account.

 7) Invest in arbitrage transactions.

 8) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 9) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

 10) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

The Equity Growth and MidCap Accounts have each adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Capital Value Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets.

 3) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 9) Invest in companies for the purpose of exercising control or management.

 10) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 11) Invest more than 20% of its total assets in securities of foreign issuers.

 12) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

In addition:


 13) The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 14) The Account does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, less liabilities other than such borrowings, or b) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 15) It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.


 2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

 3) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

 4) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

International SmallCap Account, MicroCap Account, MidCap Growth Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law. In addition, the MicroCap Account may engage in transactions in mortgage dollar rolls which are accounted for as financings.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

  However, the Real Estate Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Utilities Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (20% for each of the SmallCap and Utilities Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships. This restriction does not apply to the Real Estate Account.

 6) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

 7) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Blue Chip Account, International Emerging Markets Account, LargeCap Blend Account, LargeCap Growth Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account, MidCap Growth Equity Account and MidCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (20% for the Blue Chip Account, 10% for the LargeCap Stock Index, MidCap Growth Equity and MidCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International Emerging Markets Account.

 5) Enter into a) any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of an Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

 6) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 7) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

 8) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Each Account, except International Emerging Markets, has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Bond Account, High Yield Account and Limited Term Bond Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account and High Yield Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Bond Account and High Yield Account each may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.


 8) Invest in arbitrage transactions.

 9) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 10) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Government Securities Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of a) purchasing any securities on a standby, when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

 3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on future contracts are not deemed to be pledges or other encumbrances.


 2) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

 3) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Money Market Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 25% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

 5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

 7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Account's assets, or b) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

 14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

Non-Fundamental Restrictions
----------------------------
The Account has adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to: invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


SECURITY SELECTION

Asset Allocation and Equity Growth
----------------------------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Asset Allocation and Equity
Growth, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

LargeCap Growth Equity
--------------------------
Putnam Investment Management, LLC ("Putnam") believes successful growth investing depends upon identifying growth prospects for companies ahead of consensus thinking, and determining whether the current stock price reflects that insight. Putnam's universe of growth stocks includes two types of companies
- Opportunity and Foundation - each with unique attributes and risk and return characteristics. An experienced team of dedicated growth investors focused on identifying, researching, and investing in the best Opportunity and Foundation stocks gives Putnam a competitive advantage that allows them to outperform the market over the long-term. To identify the most attractive Opportunity Stocks, the portfolio managers rely heavily on Putnam's proprietary fundamental research produced by the analysts that make up the Global Equity Research (GER) and Specialty Growth groups. In addition, portfolio managers have access to the output of proprietary quantitative models that rank every stock in their universe on characteristics shown to be predictive of future outperformance - namely valuations, quality and revisions. Applying Putnam's proprietary fundamental and quantitative research insights in a systematic manner to a broader universe of stocks, the investment management team identifies the most attractive Foundation stocks. Like Opportunity Stocks, these stocks will have strong earnings growth, but an increased focus is applied to earnings quality and valuation, such that the set of Foundation Stocks enhances the Fund's performance consistency. When the initial selections of both Opportunity and Foundation stocks are determined, the portfolio team meets to challenge each other's assumptions and to analyze the portfolio's overall characteristics. The portfolio of Opportunity and Foundation stocks reflect investment themes integrated by the seasoned judgment of the portfolio management team as a whole. The team employs quantitative analysis (examining sector and BARRA risk factor exposures) together with qualitative analysis (which draws on each portfolio manager's unique experience and insight). The resulting portfolio of 225-350 stocks represents a group of growth companies with strong prospects for stable growth at attractive prices.

LargeCap Stock Index
--------------------
Principal Global Investors, LLC ("Principal") allocates Account assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Account if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Account if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Account's assets.Account assets may be invested in futures and options.

MidCap Growth
-------------
The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

MidCap Growth Equity
------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

SmallCap Value
------------------
J.P. Morgan Investment Management Inc. ("Morgan") uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. Morgan seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model. Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Selections of equity securities for the other Accounts (except the MidCap Value Account) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

MidCap Value
----------------
Neuberger Berman Management Inc. ("Neuberger Berman"), Sub-Advisor for the MidCap Value Account primarily uses a bottom-up approach although a limited top-down analysis will be used as well.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If, adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Government Securities and Money Market Accounts) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets:
.. 100% - Asset Allocation, International, International Emerging Markets and
  International SmallCap
.. 25% - Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity,
  LargeCap Value, MicroCap, Real Estate and SmallCap Growth
.. 20% - Blue Chip, Bond, Capital Value, High Yield, Limited Term Bond, SmallCap
  and Utilities
.. 10% - Balanced, Growth, LargeCap Stock Index, MidCap, MidCap Growth, MidCap
  Growth Equity, MidCap Value and SmallCap Value

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account's assets is not invested and are earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
------------------

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Accounts may each engage in the practices described under this heading.

.. Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

  . Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.


    The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities that the Account plans to purchase. The Equity Growth Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

  . Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.


    In using futures contracts, the Account seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.


    None of the Accounts will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Account's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).


    The Account may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators and to modify the Account's exposure to various currency, equity, or fixed-income markets. The Accounts

    (other than Asset Allocation and Equity Growth) are not permitted to engage in speculative futures trading. Each Account determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


    When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be in liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


    The Accounts do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent an Account writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Account takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Accounts (except the Government Securities and Money Market) may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. The Accounts (other than Asset Allocation and Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging", that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. They do not enter into such forward contracts for non-hedging purposes. The Asset Allocation and Equity Growth Accounts each may engage in speculative forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements
--------------------------------------------

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Manager or Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


The MicroCap Account (together with other registered investment companies having management agreements with Goldman Sachs or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The LargeCap Growth Account (together with other registered investment companies having management agreements with Janus or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


High-Yield/High-Risk Bonds
--------------------------

The Asset Allocation, Balanced, Bond, High Yield and MidCap Value Accounts each may invest a portion of its assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced, Bond and High Yield Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond and Government Securities Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Zero-coupon securities
----------------------

The Accounts may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities
-------------------------------------------

Each of the Accounts may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Account only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, an Account may sell the securities before the settlement date, if such action is deemed advisable. At the time an Account commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Account also segregates Account assets, which must be liquid and marked to the market daily, equal in value to the Account's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Account's custodian, by notation on the books of the Account's custodian that the assets in question are "segregated", or by designation of the Account's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on an Account's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Account may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of an Account's total assets that may be committed to transactions in such agreements.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Account may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  Government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.

INDUSTRY CONCENTRATIONS
Each of the Accounts, except the Real Estate and Utilities Accounts, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated. For purposes of applying the LargeCap Growth Equity and SmallCap Growth Accounts' industry concentration restrictions, the Accounts use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, tenure in office, address and date of birth of the officers and Board members are shown below. Each person also has the same position (including committee memberships, if any) with the Principal Investors Fund, Inc. and the Principal Mutual Funds that are also sponsored by Principal Life. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
                        POSITION(S) HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)              BY            BY
NAME, ADDRESS AND AGE   FUND                      TIME SERVED            DURING PAST 5 YEARS             DIRECTOR      DIRECTOR
---------------------   ---------------------     -----------          -----------------------          ----------   -------------
James D. Davis          Director                  Since 1997    Attorney. Vice President, Deere and         97           None
4940 Center Court       Member Audit and                        Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Pamela A. Ferguson      Director                  Since 1997    Professor of Mathematics, Grinnell          97           None
4112 River Oaks Drive   Member Audit and                        College since 1998. Prior thereto,
Des Moines, Iowa        Nominating Committee                    President, Grinnell College.
05/05/43

Richard W. Gilbert      Director                  Since 1997    President, Gilbert Communications,          97           None
5040 Arbor Lane, #302   Member Audit and                        Inc. since 1993. Prior thereto,
Northfield, Illinois    Nominating Committee                    President and Publisher, Pioneer
05/08/40                                                        Press.

William C. Kimball      Director                  Since 1999    Chairman and CEO, Medicap Pharmacies,       97           None
Regency West 8          Member Audit and                        Inc. since 1998. Prior thereto,
4350 Westown Parkway,   Nominating Committee                    President and CEO.
Suite 400
West Des Moines, Iowa
11/28/1947

Barbara A. Lukavsky     Director                  Since 1997    President and CEO, Barbican                 97
13731 Bay Hill Court    Member Audit and                        Enterprises, Inc. since 1997.                            None
Clive, Iowa             Nominating Committee                    President and CEO, Lu San ELITE USA,
09/10/40                Member Executive                        L.C. 1985-1998.
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 1998   Executive Vice           97
08/16/49                                                    President, Principal
                                                            Life Insurance
                                                            Company since 2000;
                                                            Senior Vice
                                                            President, 1996-2000;
                                                            Vice President -
                                                            Individual Markets                  None
                                                            1990-1996. Director,
                                                            Principal Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor").

Ralph C. Eucher        Director and President  Since 1999   Senior Vice              97
06/14/52               Member Executive                     President, Principal
                       Committee                            Life Insurance
                                                            Company since 2002.
                                                            Vice President,
                                                            1999-2002. Director
                                                            and President,
                                                            Princor and Principal
                                                            Management                          None
                                                            Corporation since
                                                            1999. Prior thereto,
                                                            Second Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company.

Larry D. Zimpleman     Director                Since 2001   Executive Vice           97
09/07/51               Chairman of the Board                President, Principal
                       Member Executive                     Life since 2001.
                       Committee                            Senior Vice
                                                            President,1999-2001.
                                                            Vice                                None
                                                            President,1998-1999.
                                                            Prior thereto, Vice
                                                            President-Pension.



The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board. During the year ended December 31,

2002, the committee met twice.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended December 31, 2002, the committee met once.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1997   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.

Michael J. Beer      Executive Vice          Since 1997   Executive Vice
01/09/61             President                            President and Chief
                     Principal Accounting                 Operating Officer,
                     Officer                              Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.
Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader
                                                          Principal Financial
                                                          Group.

Arthur S. Filean     Senior Vice President   Since 1997   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.

Ernest H. Gillum     Vice President          Since 1997   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.

Jane E. Karli        Assistant Treasurer     Since 1997   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal Life
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997. Counsel,
                                                          Principal Capital
                                                          Income Investors, LLC.

Layne A. Rasmussen   Controller              Since 1997   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1997   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Invista Capital
                                                          Management, LLC,
                                                          Princor and Principal
                                                          Management Corporation.

Jean B. Schustek     Assistant Vice          Since 1997   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2002, none of the Directors own any shares of the Principal Investors Fund, Inc. or shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company).


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             B
Bond                                C            C            D            A             E
Capital Value                       B            C            C            A             B
Cash Management                     E            B            B            A             C
Government Securities Income        B            C            B            A             A
Growth                              C            C            D            A             A
International                       B            C            C            B             E
International Emerging Markets      B            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            A             A
Limited Term Bond                   A            C            A            A             E
MidCap                              E            C            C            B             E
Partners Blue Chip                  D            C            B            A             E
Partners Equity Growth              A            C            A            B             B
Partners LargeCap Blend             A            A            A            A             A
Partners LargeCap Value             A            A            A            A             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            A            A            A             A
Real Estate                         A            C            A            A             A
SmallCap                            A            C            A            B             C
Tax-Exempt Bond                     B            C            A            A             C
Utilities                           D            C            B            A             E
  TOTAL FUND COMPLEX                E            E            E            C             E

                                        DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                                ---------------------------------------------------------------
                                       JOHN E.              RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND              ASCHENBRENNER            EUCHER              ZIMPLEMAN*
 ---------------------              -------------            ------              ----------
Balanced                                  B                     A                    A
Bond                                      B                     A                    C
Capital Value                             C                     A                    C
Cash Management                           B                     E                    A
Government Securities Income              A                     D                    A
Growth                                    C                     C                    A
International                             C                     A                    C
International Emerging Markets            A                     A                    A
International SmallCap                    C                     A                    A
LargeCap Stock Index                      A                     A                    A
Limited Term Bond                         C                     A                    A
MidCap                                    B                     C                    C
Partners Blue Chip                        B                     A                    A
Partners Equity Growth                    C                     C                    A
Partners LargeCap Blend                   A                     D                    A
Partners LargeCap Value                   A                     D                    A
Partners MidCap Growth                    B                     A                    A
Partners SmallCap Growth                  A                     A                    A
Real Estate                               C                     A                    A
SmallCap                                  A                     A                    A
Tax-Exempt Bond                           A                     C                    A
Utilities                                 B                     C                    A
  TOTAL FUND COMPLEX                      E                     E                    D
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 97 portfolios as of December 31, 2002) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Account for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending December 31, 2002, each director who is not an "interested person" received $70,500 from the fund complex.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


Accounts: LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Accounts: MidCap Growth
Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

Accounts: LargeCap Blend
Sub-Advisor: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

Accounts: SmallCap Value
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

Accounts: Asset Allocation and Equity Growth
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

Accounts: MidCap Value
Sub-Advisor: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

Accounts: Balanced, Capital Value,  Government Securities, Growth,
         International, International Emerging
         Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond, MidCap, SmallCap and
         Utiltiies
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Accounts: LargeCap Growth Equity
Sub-Advisor: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

Accounts: MidCap Growth Equity
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

Accounts: SmallCap Growth
Sub-Advisor: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH THE FUND                        OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    -------------------------                        --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                         Accounting Officer                                (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)



CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

COST OF MANAGER'S SERVICES


For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Capital Value and
 Growth                     0.60%         0.55%         0.50%         0.45%         0.40%
 LargeCap Blend and
 LargeCap Value             0.75          0.70          0.65          0.60          0.55
 International              0.85          0.80          0.75          0.70          0.65
 International
 Emerging Markets           1.25          1.20          1.15          1.10          1.05
 LargeCap Growth            1.10          1.05          1.00          0.95          0.90
 MidCap Value               1.05          1.00          0.95          0.90          0.85

                         OVERALL
                           FEE
                          ----
 LargeCap Growth
 Equity                   1.00%
 LargeCap Stock Index     0.35
 MidCap Growth Equity     1.00

                            FIRST          NEXT          NEXT          NEXT           OVER
                         $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
                        -------------  ------------  ------------  ------------   ------------
 Asset Allocation and
 Equity Growth              0.80%         0.75%         0.70%         0.65%          0.60%
 Balanced, High Yield
 and Utilities              0.60          0.55          0.50          0.45           0.40
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 MicroCap and SmallCap
 Growth                     1.00          0.95          0.90          0.85           0.80
 MidCap                     0.65          0.60          0.55          0.50           0.45
 MidCap Growth and
 Real Estate                0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 SmallCap Value             1.10          1.05          1.00          0.95           0.90
 All Other                  0.50          0.45          0.40          0.35           0.30


There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

                        NET ASSETS AS OF              MANAGEMENT FEE
 ACCOUNT                DECEMBER 31, 2002   FOR PERIODS ENDED DECEMBER 31, 2002
 -------                -----------------   -----------------------------------
 Asset Allocation         $ 82,408,575                     0.80%
 Balanced                  110,545,173                     0.59
 Blue Chip                   3,656,846                     0.60
 Bond                      232,839,210                     0.47
 Capital Value             206,541,441                     0.60
 Equity Growth             219,044,300                     0.75
 Government Securities     342,000,582                     0.46
 Growth                    124,079,171                     0.60
 High Yield                  6,050,544                     0.60
 International             119,222,268                     0.85
 International
 Emerging Markets           10,834,603                     1.25
 International
 SmallCap                   38,912,131                     1.20
 LargeCap Blend             13,926,698                     0.75
 LargeCap Growth            12,030,833                     1.10
 LargeCap Growth
 Equity                      5,572,049                     1.00
 LargeCap Stock Index       72,949,491                     0.35
 LargeCap Value             13,186,256                     0.75
 MicroCap                   11,606,827                     1.00
 MidCap                    248,986,310                     0.61
 MidCap Growth              21,933,867                     0.90
 MidCap Growth Equity        7,403,802                     1.00
 MidCap Value               24,766,392                     1.05
 Money Market              201,455,132                     0.48
 Real Estate                46,358,033                     0.90
 SmallCap                   32,200,682                     0.85
 SmallCap Growth            32,754,129                     1.00
 SmallCap Value             44,216,792                     1.10
 Utilities                  25,078,545                     0.60




Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by the Manager to Principal Life or affiliate thereof.


Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.


Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 MidCap Value               0.50%         0.475%        0.45%         0.425%        0.40%


                           FIRST          NEXT          NEXT          OVER
 ACCOUNT                 $40 MILLION  $160 MILLION  $100 MILLION  $300 MILLION
 -------                ------------  ------------  ------------  ------------
 Asset Allocation          0.45%         0.30%         0.25%         0.20%
 Equity Growth             0.45          0.30          0.25          0.20


                           FIRST          NEXT          NEXT          OVER
 ACCOUNT                 $75 MILLION  $200 MILLION  $250 MILLION  $525 MILLION
 -------                ------------  ------------  ------------  ------------
 LargeCap Blend            0.35%         0.25%         0.20%         0.15%


                            FIRST          NEXT          OVER
 ACCOUNT                 $100 MILLION  $400 MILLION  $500 MILLION
 -------                -------------  ------------  ------------
 LargeCap Growth            0.55%         0.50%         0.45%


                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $150 MILLION  $200 MILLION
 -------                ------------  ------------  ------------
 MicroCap                  0.50%         0.45%         0.40%


                            FIRST          NEXT          OVER
 ACCOUNT                 $100 MILLION  $200 MILLION  $300 MILLION
 -------                -------------  ------------  ------------
 SmallCap Growth            0.50%         0.45%         0.40%


                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $250 MILLION  $300 MILLION
 -------                ------------  ------------  ------------
 SmallCap Value            0.60%         0.55%         0.50%


                           FIRST         OVER
 ACCOUNT                 $50 MILLION  $50 MILLION
 -------                ------------  -----------
 MidCap Growth             0.40%         0.35%


 ACCOUNT                           OVERALL FEE
 -------                           -----------
 Balanced
 (equity securities
 portion)                            0.086%
 Balanced
 (fixed-income
 portion)                             0.10
 Capital Value                        0.10
 Government Securities                0.10
 Growth                               0.07
 International                        0.11
 International
 Emerging Markets                     0.50
 International
 SmallCap                             0.50
 LargeCap Growth
 Equity                               0.50
 Limited Term Bond                    0.10
 MidCap                               0.10
 LargeCap Stock Index                0.015
 SmallCap                             0.25
 Utilities                            0.70

                                                 NET ASSET VALUE OF ACCOUNT
                 -------------------------------------------------------------------------------------------
                    FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 ACCOUNT          $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 -------         ------------  -----------  -----------  -----------  -----------  -----------   ------------
 LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%



Fees paid for investment management services during the periods indicated were as follows:

                         MANAGEMENT FEES FOR PERIODS ENDED DECEMBER 31,
                         ----------------------------------------------
 ACCOUNT                     2002            2001             2000
 -------                     ----            ----             ----
 Asset Allocation         $  742,230      $  769,651       $  735,367
 Balanced                    746,208         864,481        1,036,453
 Blue Chip                    24,600          29,551           37,241
 Bond                        929,868         671,822          554,376
 Capital Value             1,396,713       1,532,333        1,752,707
 Equity Growth             2,039,756       2,493,622        2,983,027
 Government Securities     1,166,975         749,046          594,418
 Growth                      971,214       1,346,524        1,959,073
 High Yield                   55,465          79,926           79,323
 International             1,116,629       1,308,061        1,669,831
 International
 Emerging Markets            120,464          70,968*          11,032*
 International
 SmallCap                    511,381         537,250          650,842
 LargeCap Blend               35,303
 LargeCap Growth             120,949          98,765           83,247*
 LargeCap Growth
 Equity                       56,562          42,440*           7,559*
 LargeCap Stock Index        259,068         223,887*         200,225*
 LargeCap Value               36,992
 MicroCap                    125,305         111,286           85,454*
 MidCap                    1,616,053       1,625,044        1,606,335
 MidCap Growth               218,745         228,686          178,404*
 MidCap Growth Equity         70,446          56,359*           8,307*
 MidCap Value                196,057          91,178           67,281*
 Money Market                883,421         711,218          528,944
 Real Estate                 313,424         184,424          120,464
 SmallCap                    288,410         278,725          275,914
 SmallCap Growth             418,449         572,638          679,498
 SmallCap Value              446,550         258,967          148,911*
 Utilities                   167,214         256,850          211,595



  * before waiver

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                         SUB-ADVISOR FEES FOR PERIODS ENDED DECEMBER 31,
                         -----------------------------------------------
 ACCOUNT                     2002             2001              2000
 -------                     ----             ----              ----
 Asset Allocation          $338,364         $347,126         $  338,043
 Balanced                   117,141          113,086            275,350
 Blue Chip                    2,910            3,448              5,054
 Capital Value              236,571          179,607            228,135
 Equity Growth              831,921          979,841          1,144,129
 Government Securities      244,986           91,332             73,825
 Growth                     116,607          158,469            255,221
 International              146,890          170,797            198,479
 International
 Emerging Markets            46,999           35,287              2,087
 International
 SmallCap                   215,541          273,587            270,084
 LargeCap Growth             60,197           53,701             41,963
 LargeCap Growth
 Equity                      27,779           21,117              3,964
 LargeCap Stock Index        11,130           17,335             34,365
 MicroCap                    62,641           55,390             43,173
 MidCap                     269,737          254,382            200,862
 MidCap Growth               97,151          101,104             80,095
 MidCap Growth Equity        35,215           27,766              6,197
 MidCap Value                93,492           43,260             32,366
 SmallCap                    86,311           77,298            123,454
 SmallCap Growth            216,791          284,304            342,847
 SmallCap Value             243,766          140,900             82,328
 Utilities                   19,909           30,423             38,675

For the periods ended December 31, the Manager waived a portion of its fee from the following:

 ACCOUNT                             2002          2001           2000
 -------                             ----          ----           ----
 International Emerging Markets    $59,127       $55,689        $ 2,828
 LargeCap Blend                      1,966
 LargeCap Growth                                                  3,916
 LargeCap Growth Equity                              404          2,366
 LargeCap Stock Index                              3,662         35,453
 MicroCap                                                        11,727
 MidCap Growth                                                   10,399
 MidCap Growth Equity                2,359        14,054          2,120
 MidCap Value                                                     5,699
 SmallCap Value                                                  23,858


The Manager intends to continue the waivers and, if necessary, pay expenses normally payable by the Accounts through April 30, 2004 in an amount that will maintain total operating expenses as follows:

 ACCOUNT
 -------
 International Emerging
 Markets                    2.00%
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00



The expense limits in place through the period ended April 30, 2003 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:


 ACCOUNT
 -------
 International Emerging
 Markets                    1.75%
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00
 MidCap Growth              1.10



The Management Agreement and the Investment Service Agreement, under which Principal Life (or its subsidiaries), has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts, were last approved by the Fund's Board of Directors on September 9, 2002. The Management Agreement was last approved by shareholders on November 2, 1999. The Sub-Advisory Agreement for the Limited Term Bond Account was approved by the Fund's Board of Directors on March 10, 2003. The Sub-Advisory Agreements for the other Accounts were approved by the Fund's Board of Directors on September 9, 2002.


The agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event, continuation shall be approved by vote of a majority of the independent Directors.

The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Account to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Account's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Account's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Fund by the Manager without charge, corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with the SEC, and the preparation and printing of prospectuses), also provided without charge to the Fund by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Account; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Accounts in return for brokerage allocation. Based upon their review, the Directors determined that each Account was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Account.


The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the applicable Account and by the Manager, the respective Sub-Advisor, or Principal Life, as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will automatically terminate in the event of their assignment.


Custodian
---------
The custodian for the International, International Emerging Markets and International SmallCap Accounts is J.P.Morgan Chase Bank., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodian for the other Accounts is Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286. The custodians perform no managerial or policymaking functions for the Fund or the Accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Account's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Accounts indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


   ACCOUNT                          COMMISSIONS PAID
   -------                          ----------------
   Asset Allocation                     $  3,919
   Balanced                               69,744
   Blue Chip                               1,028
   Capital Value                         274,331
   Equity Growth                          35,548
   Growth                                 72,209
   International                          78,263
   International Emerging Markets          7,676
   International SmallCap                  4,798
   LargeCap Blend                            721
   LargeCap Growth                         2,120
   LargeCap Growth Equity                  3,020
   MidCap                                107,925
   MidCap Growth                           1,059
   MidCap Growth Equity                    1,308
   MidCap Value                              800
   Real Estate                             5,960
   SmallCap                               17,291
   SmallCap Growth                           100
   Utilities                               1,675



Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Manager or Sub-Advisor may also allocate orders on behalf of an Account to broker-dealers affiliated with the Manager or Sub-Advisor. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.


                                   TOTAL BROKERAGE COMMISSIONS PAID
                                    FOR PERIODS ENDED DECEMBER 31
                                    -----------------------------
 ACCOUNT                            2002           2001         2000
 -------                            ----           ----         ----
 Asset Allocation                $  126,621      $ 67,015     $ 50,126
 Balanced                           271,415       161,473      149,076
 Blue Chip                            8,218         6,792        9,358
 Capital Value                    1,127,656       594,729      985,297
 Equity Growth                    1,118,481       561,704      430,092
 Growth                             178,189       162,561      328,606
 International                      509,661       577,040      980,441
 International Emerging Markets     117,597        55,126      10,792/(1)/
 International SmallCap             167,477       313,988      846,729
 LargeCap Blend                     15,394/(2)/                      /
 LargeCap Growth                     19,607        11,248        3,183
 LargeCap Growth Equity              21,960         6,052       2,545/(1)/
 LargeCap Stock Index                21,117        17,935       15,431
 LargeCap Value                     24,658/(2)/
 MicroCap                             9,608        13,362       31,906
 MidCap                             563,439       433,078      484,859
 MidCap Growth                       31,721        19,563       49,613
 MidCap Growth Equity                51,367        34,087       5,451/(1)/
 MidCap Value                        61,374        48,210       39,873
 Real Estate                        106,929        77,976       29,419
 SmallCap                           326,624       112,509      162,550
 SmallCap Growth                    504,866       101,435       42,426
 SmallCap Value                     128,916        95,099       33,327
 Utilities                           63,049        85,357       81,215

 /(1) /Period from October 24, 2000 (date operations commenced) through December
  31, 2000.
 /(2) /Period from May 1, 2002 (date operations commenced) through December 31,
  2002.


Certain broker-dealers are considered to be affiliates of the Fund. Goldman Sachs Asset Management, Soundview Technology Group Inc. and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co., J.P.Morgan Investment Management Inc., Fleming Matin Ltd., and Robert Fleming Inc. are affiliates of J.P.Morgan Securities and Neuberger Berman Management Inc. is an affiliate of Neuberger Berman LLC.
.. Goldman Sachs Asset Management is a sub-advisor for an account of the Principal Variable Contracts Fund, Inc., the Partners Blue Chip Fund and a fund of Principal Investors Fund, Inc.
.. J.P.Morgan Investment Management Inc. is a sub-advisor for an account of Principal Variable Contracts Fund, Inc. and a fund of Principal Investors Fund, Inc.
.. Neuberger Berman Management Inc. is a sub-advisor for an account of Principal
  Variable Contracts Fund, Inc. and two funds of the Principal Investors Fund, Inc.

Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, Inc. two funds in the Principal Investors Fund, Inc. and the Principal Partners Equity Growth Fund.


AUTRANET, Inc., Pershing Company, L.P. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises a fund in the Principal Investors Fund, Inc. and the Principal Partners LargeCap Value Fund.


DST Securities, Inc. is an affiliate of Janus Capital Corporation which act as sub-advisor to an account of the Principal Variable Contracts Fund, Inc.


Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:



                                     COMMISSIONS PAID TO ARCHIPELIGO LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Growth Equity
 2002                      $  466            0.91%                     2.91%
 SmallCap Growth
 2002                       4,762            0.94                      1.88






                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                       $ 15             0.01%                     0.02%
 Equity Growth
 2002                        215             0.02                      0.03

                                   COMMISSIONS PAID TO FLEMING MARTIN, INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Value
 2002                       $798             1.30%                     1.22%




                                    COMMISSIONS PAID TO GOLDMAN SACHS CO.
                                    -------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                      $ 9,421            7.44%                   14.84%
 2001                        4,413            6.58                     5.88
 2000                        4,056            8.09                     8.34
 1999                        2,759            3.36                     3.41
 Balanced
 2002                       13,471            4.96                     4.25
 2000                        8,058            5.40                     3.05
 1999                        2,110            2.91                     1.44
 Blue Chip
 2002                           37            0.45                     0.27
 2001                          207            3.05                     2.86
 2000                          770            8.23                     9.04
 1999                           10            0.14                     0.30
 Capital Value
 2002                       77,273            6.85                     6.25
 2001                       10,070            1.69                     1.47
 2000                       68,717            6.97                     7.28
 1999                       42,634           11.03                     8.40
 Equity Growth
 2002                       94,111            8.41                     7.54
 2001                       39,992            7.12                     7.31
 2000                       62,592           14.55                    12.86
 1999                       21,137            5.51                     5.17
 Growth
 2002                        3,935            2.21                     2.60
 2001                          420            0.26                     0.23
 2000                       17,004            5.17                     6.55
 1999                        8,500            2.42                     2.80
 International
 2002                       37,725            7.40                     7.14
 2001                       43,192            7.49                     7.32
 2000                       69,826            7.12                     6.99
 1999                       30,962            5.32                     4.69
 International
 Emerging Markets
 2002                        1,461            1.24                     1.95
 2001                        2,247            4.08                     4.11
 2000                          255            2.36                     2.16
 International
 SmallCap
 2002                        5,054            3.02                     3.10
 2001                        2,633            0.84                     0.91
 2000                       13,042            1.54                     1.83
 1999                       20,328            7.11                     7.41
 LargeCap Blend
 2002                          537            3.49                     1.38
 LargeCap Growth
 2002                        1,814            9.25                     8.09
 2001                          811            7.21                     4.56
 2000                           43            1.35                     1.00
 1999                          299            5.49                     3.60
 LargeCap Growth
 Equity
 2002                          569            2.59                     2.17
 2001                          323            5.33                     4.18
 LargeCap Stock Index
 2001                           23            0.12                     0.04
 LargeCap Value
 2002                           44            0.18                     0.03
 MicroCap
 2002                           33            0.34                     0.85
 2001                           30            0.22                     6.48
 2000                        1,129            3.54                    11.44
 1999                        1,813            6.29                     6.05
 MidCap
 2002                       55,229            9.80                     7.41
 2001                       13,793            3.18                     3.27
 2000                       51,068           10.53                     7.06
 1999                        8,258            2.37                     1.74
 MidCap Growth
 2002                          130            0.41                     0.15
 2000                        1,305            2.63                     1.81
 1999                          401            2.15                     1.36
 MidCap Growth Equity
 2002                        2,130            4.15                     2.53
 2001                          575            1.69                     1.66
 2000                          242            4.44                     3.27
 MidCap Value
 2002                        1,044            1.70                     1.54
 2001                          445            0.92                     0.84
 2000                          875            2.19                     2.08
 1999                          145            0.74                     1.16
 Real Estate
 2002                        1,884            1.76                     1.81
 2001                        1,958            2.51                     1.08
 1999                          895            1.72                     1.92
 SmallCap
 2002                       11,733            3.59                     2.76
 2001                        2,696            2.40                     2.93
 2000                        5,579            3.43                     4.16
 1999                          990            2.05                     3.06
 SmallCap Growth
 2002                       18,655            3.69                     3.51
 2001                        1,567            1.55                     1.40
 1999                          120            0.76                     1.78
 SmallCap Value
 2002                        4,085            3.17                     2.45
 2001                        3,142            3.30                     4.02
 2000                          296            0.89                     0.66
 1999                          771            5.91                     3.53
 Utilities
 2002                        2,940            4.66                     2.32
 2001                        2,710            3.17                     2.53
 2000                        7,679            9.45                     6.97
 1999                        1,345            4.82                     3.38

                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2002                       $426             0.04%                     0.06%
 LargeCap Blend
 2002                          6             0.04                      0.02
 LargeCap Growth
 2002                         27             0.14                      0.20




                                 COMMISSIONS PAID TO J. P. MORGAN SECURITIES
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                      $ 2,806            2.22%                    1.74%
 2001                        2,025            3.02                     2.63
 2000                        1,787            3.57                     3.43
 1999                        1,551            1.89                     1.65
 Balanced
 2002                       10,022            3.69                     3.11
 2000                        2,762            1.85                     2.22
 1999                       11,821           16.29                    18.28
 Blue Chip
 2002                           81            0.99                     0.58
 2001                          146            2.14                     1.44
 2000                          239            2.55                     2.79
 1999                        4,845           67.79                    70.20
 Capital Value
 2002                       56,035            4.97                     3.86
 2001                        9,891            1.66                     1.79
 2000                       59,147            6.00                     6.78
 1999                       11,210            2.90                     3.77
 Equity Growth
 2002                       34,433            3.08                     2.80
 2001                       25,450            4.53                     3.79
 2000                       32,160            7.48                     5.72
 1999                       15,755            4.11                     3.78
 Growth
 2002                        2,812            1.58                     1.68
 2001                        1,830            1.13                     1.18
 2000                        5,705            1.74                     2.29
 1999                       15,652            4.45                     4.88
 International
 2002                       19,178            3.76                     2.70
 2001                       21,541            3.73                     3.10
 2000                       29,882            3.05                     3.29
 1999                       12,629            2.17                     2.17
 International
 Emerging Markets
 2002                       12,291           10.45                     7.83
 2001                        5,615           10.19                     9.03
 2000                          194            1.80                     1.37
 International
 SmallCap
 2002                        2,591            1.55                     0.95
 2001                        3,103            0.99                     0.69
 2000                        1,183            0.14                     0.15
 1999                          478            0.17                     0.19
 LargeCap Blend
 2002                          122            0.79                     0.50
 LargeCap Growth
 2002                          125            0.64                     0.96
 2001                           11            0.10                     0.14
 2000                           86            2.71                     3.13
 1999                          127            2.33                     1.15
 LargeCap Growth
 Equity
 2002                          704            3.21                     2.24
 2001                          130            2.15                     1.48
 MicroCap
 2000                          954            2.99                     1.08
 1999                          785            2.72                     1.69
 MidCap
 2002                       29,229            5.19                     4.57
 2001                       15,031            3.47                     3.50
 2000                       23,780            4.90                     3.65
 1999                       11,203            3.22                     3.17
 MidCap Growth
 2001                        2,694           13.77                    10.34
 1999                          264            1.41                     0.85
 MidCap Growth Equity
 2002                        1,856            3.61                     2.24
 2001                        1,065            3.13                     2.41
 2000                          188            3.46                     3.32
 MidCap Value
 2002                        1,172            1.91                     1.76
 2001                          600            1.24                     1.36
 2000                        1,040            2.61                     3.21
 1999                           22            0.11                     0.12
 Real Estate
 2002                        4,110            3.84                     1.67
 2001                        4,455            5.71                     4.81
 2000                          492            1.67                     1.09
 1999                        6,400           12.31                    11.93
 SmallCap
 2002                        9,123            2.79                     1.75
 2001                        1,920            1.71                     1.90
 2000                        1,530            0.94                     0.90
 1999                        2,055            4.25                     5.29
 SmallCap Growth
 2002                       23,927            4.74                     3.29
 2001                        2,209            2.18                     2.70
 1999                          420            2.67                     3.39
 Utilities
 2002                          592            0.94                     0.71
 2001                        2,998            3.51                     3.75
 2000                        1,805            2.22                     3.09
 1999                        1,290            4.62                     5.23

                                  COMMISSIONS PAID TO MORGAN STANLEY DW INC.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                      $ 1,744            1.38%                    1.58%
 2001                        1,249            1.86                     1.96
 1999                       11,734           14.28                    18.67
 Balanced
 2002                       67,135           24.74                    27.66
 2000                        5,711            3.83                     4.00
 1999                        3,890            5.36                     5.21
 Blue Chip
 2002                           59            0.72                     0.68
 2001                          270            3.97                     3.88
 2000                          650            6.95                     5.84
 1999                          155            2.17                     2.40
 Capital Value
 2002                       66,971            5.94                     6.07
 2001                        8,984            1.51                     1.75
 2000                       25,913            2.63                     3.05
 1999                        8,075            2.09                     2.81
 Equity Growth
 2002                       13,624            1.22                     1.46
 2001                        6,558            1.17                     1.49
 2000                        2,930            0.68                     0.88
 1999                       41,604           10.84                    12.29
 Growth
 2002                        9,443            5.30                     5.73
 2001                        1,160            0.71                     1.52
 2000                        4,750            1.45                     1.58
 1999                       16,129            4.59                     3.43
 International
 2002                       51,533           10.11                     9.80
 2001                        1,533            0.27                     0.42
 2000                       78,873            8.04                     9.47
 1999                       51,822            8.90                     9.14
 International
 Emerging Markets
 2002                       16,016           13.62                    15.58
 2001                          185            0.34                     0.39
 International
 SmallCap
 2002                        5,236            3.13                     3.23
 2000                       17,765            2.09                     2.82
 1999                       17,293            6.05                     7.44
 LargeCap Blend
 2002                          400            2.60                     2.23
 LargeCap Growth
 2002                        2,728           13.91                     9.27
 2001                        1,068            9.50                     5.15
 2000                          317            9.97                     6.86
 1999                          276            5.07                     2.43
 LargeCap Growth
 Equity
 2002                          963            4.38                     3.99
 2001                          175            2.89                     2.31
 2000                           95            3.73                     1.85
 LargeCap Stock Index
 2002                          165            0.78                     8.81
 2001                          156            0.83                     0.31
 1999                           23            0.11                     1.41
 LargeCap Value
 2002                          175            0.71                     0.14
 MicroCap
 2002                           32            0.33                     0.77
 2001                           15            0.11                     0.01
 2000                          102            0.32                     0.15
 1999                          800            2.77                     3.10
 MidCap
 2002                       18,265            3.24                     5.97
 2001                       16,829            3.89                     5.07
 2000                       21,343            4.40                     4.48
 1999                       17,020            4.89                     4.21
 MidCap Growth
 2002                        5,209           16.42                    14.70
 2001                        5,198           26.57                    36.18
 2000                        2,897            5.84                     5.91
 1999                        2,067           11.06                    12.50
 MidCap Growth Equity
 2002                        1,802            3.51                     3.02
 2001                        1.356            3.98                     3.81
 2000                          110            2.01                     2.03
 MidCap Value
 2001                           20            0.04                     0.09
 2000                          535            1.34                     1.36
 1999                          185            0.95                     1.25
 Real Estate
 2002                        7,655            7.16                     4.42
 2001                        3,885            4.98                     5.60
 2000                        1,855            6.31                     6.12
 1999                        1,945            3.74                     3.68
 SmallCap
 2002                       74,769           22.89                    29.18
 2001                        2,681            2.38                     2.22
 2000                        3,070            1.89                     2.26
 1999                          385            0.80                     1.32
 SmallCap Growth
 2002                       16,112            3.19                     2.86
 2001                        2,982            2.94                     3.06
 2000                        1,347            3.17                     1.70
 1999                          162            1.03                     1.33
 SmallCap Value
 2002                        3,704            2.87                     2.88
 2001                        1,574            1.65                     1.48
 2000                       13,929           41.80                    45.06
 1999                          535            4.10                     3.47
 Utilities
 2002                        2,075            3.29                     1.89
 2001                        2,055            2.41                     2.61
 2000                        5,163            6.36                     5.15
 1999                          500            1.79                     1.61

                                     COMMISSIONS PAID TO NEUBERGER BERMAN
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                      $   256            0.20%                    0.28%
 2001                          200            0.30                     0.39
 2000                          155            0.31                     0.35
 1999                          116            0.14                     0.15
 Equity Growth
 2002                        4,353            0.39                     0.57
 2001                        2,290            0.41                     0.63
 2000                        2,640            0.61                     0.52
 1999                        1,040            0.27                     0.28
 MicroCap
 1999                           83            0.29                     0.50
 MidCap Value
 2002                       25,893           42.19                    40.97
 2001                       31,258           64.84                    65.29
 2000                       15,061           37.77                    41.03
 1999                       12,220           62.63                    64.65

                                          COMMISSIONS PAID TO PUTNAM
                                          --------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 SmallCap Growth
 2002                       $411             0.08%                     0.09%
 SmallCap Value
 2002                         84             0.07                      0.19






                                   COMMISSIONS PAID TO SANFORD C. BERNSTEIN
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                      $ 3,277            2.59%                    2.37%
 Balanced
 2002                        8,390            3.09                     2.17
 Blue Chip
 2002                           50            0.60                     0.49
 Capital Value
 2002                       65,876            5.84                     4.11
 Equity Growth
 2002                       24,144            2.16                     2.28
 Growth
 2002                        1,550            0.87                     1.14
 International
 2002                        4,640            0.91                     0.99
 International
 Emerging Markets
 2002                           10            0.01                     0.02
 LargeCap Blend
 2002                           10            0.06                     0.04
 LargeCap Growth
 2002                        1,512            7.71                     2.91
 LargeCap Growth
 Equity
 2002                           43            0.20                     0.11
 LargeCap Value
 2002                       17,442           70.74                    72.42
 MidCap
 2002                       21,537            3.82                     4.71
 MidCap Growth Equity
 2002                          349            0.68                     0.58
 MidCap Value
 2002                        1,960            3.19                     3.08
 Real Estate
 2002                          315            0.29                     0.37
 SmallCap
 2002                        6,798            2.08                     1.79
 SmallCap Growth
 2002                        2,893            0.57                     0.55
 SmallCap Value
 2002                          488            0.38                     0.45






                                   COMMISSIONS PAID TO SPEAR LEEDS & KELLOG
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Growth
 2002                      $    6            0.02%                     0.15%
 MidCap Growth Equity
 2002                         486            0.95                      0.73
 SmallCap Value
 2002                       2,015            1.56                      1.00

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Utilities
 2002                      $43,247           68.59%                   75.79%






                                   COMMISSIONS PAID TO UBS PAINEWEBBER INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Growth
 Equity
 2002                       $635             2.89%                     6.67%
 SmallCap Growth
 2002                         47             0.01                      0.01
 SmallCap Value
 2002                        183             0.14                      0.18






                                     COMMISSIONS PAID TO UBS WARBURG LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                      $10,563            8.34%                   12.07%
 Balanced
 2002                        7,553            2.78                     2.54
 Blue Chip
 2002                           92            1.12                     1.01
 Capital Value
 2002                       39,112            3.47                     2.73
 Equity Growth
 2002                       69,081            6.18                     4.72
 Growth
 2002                        5,068            2.84                     1.43
 International
 2002                       50,324            9.87                    10.37
 International
 Emerging Markets
 2002                       12,090           10.28                    10.16
 International
 SmallCap
 2002                       27,356           16.33                    16.66
 LargeCap Growth
 2002                          469            2.39                     1.58
 LargeCap Growth
 Equity
 2002                           71            0.32                     0.38
 MicroCap
 2002                           44            0.46                     0.49
 MidCap
 2002                       15,656            2.78                     2.41
 MidCap Growth Equity
 2002                        1,514            2.95                     1.91
 MidCap Value
 2002                          820            1.34                     1.90
 Real Estate
 2002                        2,521            2.36                     1.74
 SmallCap
 2002                        6,559            2.01                     2.00
 SmallCap Growth
 2002                       12,990            2.57                     2.03
 SmallCap Value
 2002                        5,276            4.09                     1.96

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Manager or Sub-
Advisor places orders to trade portfolio securities for each of the Accounts. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Asset Allocation and Equity Growth
----------------------------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Equity Growth Account) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.


Balanced, Blue Chip, Capital Value, Growth, International, International
------------------------------------------------------------------------
Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Real
----------------------------------------------------------------------------
Estate, SmallCap and Utilities
------------------------------

If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Accounts and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Accounts (or, in the case of a Sub-Advisor, the various Accounts and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's (or, in the case of a Sub-Advisor, each Account's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Accounts and other client accounts) participating in an aggregate or "bunched" order will be placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Accounts at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account.


The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


LargeCap Blend
------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


LargeCap Value
--------------
In carrying out the investment objectives of the Account, occasions arise when purchases or sales of the same equity securities are to be made for the Account and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers:
1) for purchases: a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S.equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.

IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


MidCap Growth Equity
------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

SmallCap Growth
-------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients..

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, GSAM, J.P. Morgan Investment, Janus or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.


OFFERING PRICE

For all Accounts except the Money Market Account
------------------------------------------------
As stated in the Prospectuses, the NAVof the Accounts (except Money Market Account) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Account shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share pricefor each Account is determined by dividing the value of securities in the Account's investment portfolioby the number of Account shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which an Account's NAV is not calculated. An Account calculates its NAVper share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Bard as may from time to time be necessary.


Money Market Account
--------------------
The share priceof shares of the Money Market Account is determined at the same time and on the same days as the Accounts as described above. The share price is computed by dividing the total value of the Account's securities and other assets, less liabilities, by the number of Account shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


CALCULATION OF PERFORMANCE DATA


FOR ALL ACCOUNTS EXCEPT THE MONEY MARKET ACCOUNT
An Account's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of an Account's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in an Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. In addition, the calculations of total return and yield for the Accounts do not include any separate account expenses or contract level expenses.

Comparative performance information may be used from time to time in advertising the Accounts, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Accounts; 5) descriptions of investment strategies for one or more of the Accounts; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Accounts; 7) comparisons of investment products (including the Accounts) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Account's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Account may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Accounts.


Money Market Account Yield
--------------------------
The Money Market Account may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 2002, the Money Market Account's yield was 1.06%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 2002, the Money Market Account's effective yield was 1.07%.


The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.


Total Return for all other Accounts
-----------------------------------
When advertising total return figures, each of the other Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

This table shows the average annual total return as of December 31, 2002 for the Accounts for the periods indicated

 ACCOUNT                                  1-YEAR          5-YEAR          10-YEAR
 -------                                  ------          ------          -------
 Asset Allocation                       -12.94%           2.09%           7.05%/(1)/
 Balanced                               -13.18           -1.51            5.29
 Blue Chip                              -24.84          -14.53/(2)/
 Bond                                     9.26            6.04            7.23
 Capital Value                          -13.66           -2.49            7.18
 Equity Growth                          -27.72           -2.05           9.82/(1)/
 Government Securities                    8.80            7.09            7.23
 Growth                                 -29.07           -7.67           2.79/(3)/
 High Yield                               1.90           -0.12            5.03
 International                          -16.07           -4.20           2.61/(3)/
 International Emerging Markets          -7.63          -8.16/(4)/
 International SmallCap                 -16.20           0.15/(5)/
 LargeCap Blend                         -15.47/(6)/
 LargeCap Growth                        -29.86          -12.25/(2)/
 LargeCap Growth Equity                 -33.27          -37.09/(4)/
 LargeCap Stock Index                   -22.44          -10.33/(2)/
 LargeCap Value                         -14.24/(6)/
 MicroCap                               -16.89          -5.54/(5)/
 MidCap                                  -8.75            3.37           10.53
 MidCap Growth                          -26.27          -7.13/(5)/
 MidCap Growth Equity                   -32.37          -34.31/(4)/
 MidCap Value                            -9.96           6.67/(2)/
 Real Estate                              7.72           6.97/(5)/
 SmallCap                               -27.33          -5.95/(5)/
 SmallCap Growth                        -45.85          -9.16/(5)/
 SmallCap Value                          -8.86           4.67/(5)/
 Utilities                              -12.61          -2.50/(5)/



/ //(1)/ Period beginning June 1, 1994 and ending December 31, 2002.
/ //(2)/ Period beginning May 1, 1999 and ending December 31, 2002.
/ //(3)/ Period beginning May 1, 1994 and ending December 31, 2002.
/ //(4)/ Period beginning October 24, 2000 and ending December 31, 2002. / //(5)/ Period beginning May 1, 1998 and ending December 31, 2002.
/ //(//6//)/ Period beginning May 1, 2002 and ending December 31, 2002.

Principal Underwriter
---------------------
Princor Financial Services Corporation ("Princor") is the principal underwriter of the Fund and offers shares of each Account on a continuous basis. As principal underwriter, Princor is paid for the distribution of the Fund. For the last three fiscal years, Princor has received and returned the following commissions:

                 2002               2001                2000
                 ----               ----                ----
              $21,068,435        $32,133,629         $33,212,205




Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

TAX STATUS


It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account.


For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.


The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.


GENERAL INFORMATION


LargeCap Stock Index Account only
---------------------------------
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS


The financial statements for the Fund for the year ended December 31, 2002 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------
            (a) Amendment and Restatement of the Articles of Incorporation (filed 10/24/2000)

                 (1)  Articles Supplementary (filed 2/13/2002)

            (b)       By-laws (filed 7/11/2000)

            (c)       Specimen Share Certificate  N/A

            (d)  (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Investment Service Agreement (filed 10/23/97)
                 (6)  Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (7)  First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)
                 (8)  Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (9)  Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (10) Sub-Advisory Agreement - Morgan Stanley Asset Mgmt.
                      (filed 10/23/97)
                 (11) Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (12) Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (13) Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (14) Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (15) Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (16) Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (17) Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (18) Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (19) Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (20) Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (21) 6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (22) 2nd Amdt. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (23) Sub-Advisory Agreement - Putnam (filed 02/13/03)

            (e)       Distribution Agreement (filed 10/24/00)

            (f)       N/A

            (g)       Custodian Agreement
                 (1)  Domestic Custody Agreement (filed 10/23/97)
                 (2)  Global Custody Agreement (filed 10/23/97)

            (h) Agreement and Plan of Reorganization and Liquidation (filed 10/23/97)

            (i)       Legal Opinion (filed 10/24/00)

            (j)       Consent of Independent Auditors*

            (k)       Financial Statements included in this Registration
                      Statement:
                 (1)  Part A:
                      None
                 (2)  Part B:
                      None
                 (3) Annual Report to Shareholders filed under Rule N-30D-1 on February 28, 2002***

            (l)       Initial Capital Agreements
                 (1-11) Initial Capital Agreements 1987 (filed 4/27/01) (12-19) Initial Capital Agreements 1998 (filed 4/27/01) (20-23) Initial Capital Agreements 1999 (filed 4/27/01) (24-26) Initial Capital Agreements 2000 (filed 4/27/01)
                 (27)    Initial Capital Agreements 2003 **

            (m)       Rule 12b-1 Plan    N/A

            (o)       Rule 18f-3 Plan   N/A

            (p)       Code of Ethics
                 (1)  PMC Code of Ethics        (filed 4/26/00)
                 (2)  Invista Code of Ethics    (filed 4/26/00)
                 (3)  Dreyfus Code of Ethics    (filed 4/26/00)
                 (4)  Goldman Code of Ethics    (filed 4/26/00)
                 (5)  JP Morgan Code of Ethics  (filed 2/13/2002)
                 (6)  Janus Code of Ethics      (filed 4/26/00)
                 (7)  MSDW Code of Ethics       (filed 4/26/00)
                 (8)  Neuberger Berman Code of Ethics (filed 4/26/00)
                 (9)  Berger Code of Ethics     (filed 4/26/00)
                 (10) Duncan-Hurst Code of Ethics (filed 10/24/00)
                 (11) Turner Code of Ethics (filed 10/24/00)
                 (12) PCII Code of Ethics (filed 4/27/01)
                 (13) Bernstein Code of Ethics   (filed 2/13/2002)
                 (14) Federated Code of Ethics   (filed 2/13/2002)

*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          e.   Principal International Holding Company, LLC

          f. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          g. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          h. Principal Financial Services (Australia), Inc. (an Iowa holding company) formed to facilitate the acquisition of the Australian business of BT Australia.

          i. Principal Capital Management (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          j. Principal Financial Services (NZ), Inc. (an Iowa holding company) formed to facilitate the acquisition of the New Zealand business of BT Australia.

          k. Principal Capital Management (Europe) Limited a United Kingdom company that engages in European representation and distributor of the Principal Investments Funds.

          l. Principal Capital Management (Ireland) Limited an Ireland company that engages in fund management.

          m.   Principal International de Chile, S.A. (Chile) a holding company.

          n. Principal Financial Group Investments (Australia) Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b.   Principal   International    Argentina,    S.A.   (an   Argentina
               corporation) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies.

          c. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Trust Company (Asia) Limited (Hong Kong) (an Asia trust company).

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal International Argentina, S.A. (Argentina):

          a. Principal Retiro Compania de Seguros de Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania de Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Capital Management (Asia) Limited (Hong Kong) Asian representative and distributor for the Principal Investment Funds.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Siefore Principal, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group,LLC (Delaware) a limited liability company engaged in marketing products for companies of the Principal Financial Group, Inc.

          b. Principal Capital Management, LLC (a Delaware Corporation) a limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          c. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. (North Carolina) marketing, sales and administration of executive employee benefit services.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 31.28% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 7, 2003.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.90% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.46% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 29.25% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal International Fund, Inc. (a Maryland Corporation) 24.55% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 4.39% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.93% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 3.21% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 13.58% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 14.19% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 8.20% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 27.61% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 25.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               17.93% of shares outstanding of the Balanced Fund,
               0.33% of shares outstanding of the Bond & Mortgage Securitites Fund,
               22.06% of shares outstanding of the Capital Preservation Fund, 0.56% of shares outstanding of the Governement Securities Fund,
               25.97%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               28.22% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.57% of shares outstanding of the High Quality Short-Term Bond Fund,
               38.04% of shares outstanding of the International Emerging Markets Fund,
               13.22% of shares outstanding of the International Fund I, 0.60% of shares outstanding of the International Fund II, 33.55% of shares outstanding of the International SmallCap Fund, 99.99% of shares outstanding of the LargeCap Blend Fund I, 28.93% of shares outstanding of the LargeCap Growth Fund, 1.76% of shares outstanding of the LargeCap S&P 500 Index Fund, 28.80% of shares outstanding of the LargeCap Value Fund, 0.23% of shares outstanding of the Principal LifeTime 2010 Fund, 0.17% of shares outstanding of the Principal LifeTime 2020 Fund, 0.18% of shares outstanding of the Principal LifeTime 2030 Fund, 0.49% of shares outstanding of the Principal LifeTime 2040 Fund, 1.26% of shares outstanding of the Principal LifeTime 2050 Fund, 0.54% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               20.47% of shares outstanding of the MidCap Blend Fund, 10.43% of shares outstanding of the MidCap Growth Fund, 19.57% of shares outstanding of the MidCap S&P 400 Index Fund, 0.55% of shares outstanding of the MidCap Value Fund, 0.20% of shares outstanding of the Money Market Fund, 1.01% of shares outstanding of the Partners LargeCap Blend Fund, 21.53% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               99.42% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.42% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               26.27% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.44% of shares outstanding of the Partners LargeCap Value Fund, 22.90% of shares outstanding of the Partners MidCap Blend Fund, 17.76% of shares outstanding of the Partners MidCap Growth Fund, 8.86% of shares outstanding of the Partners MidCap Value Fund, 99.97% of shares outstanding of the Partners SmallCap Blend Fund, 1.75% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.29% of shares outstanding of the Partners SmallCap Growth Fund II,
               2.18% of shares outstanding of the Partners SmallCap Value Fund, 99.99% of shares outstanding of the Partners SmallCap Value Fund I,
               0.18% of shares outstanding of the Preferred Securities Fund, 7.80% of shares outstanding of the Real Estate Fund, 18.09% of shares outstanding of the SmallCap Blend Fund, 15.81% of shares outstanding of the SmallCap Growth Fund, 0.70% of shares outstanding of the SmallCap S&P 600 Index Fund, 12.24% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2003.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 7, 2003: Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Equity Growth (f/k/a Aggressive Growth), Government Securities, Growth, High Yield, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

          a. Principal Enterprise Capital, LLC (a Delaware Corporation) a company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company that provides private market bridge financing and other secondary market opportunities.

          c.   Principal  Capital  Real  Estate   Investors,   LLC  (a  Delaware
               Corporation) a registered investment advisor.

          d. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e.   Principal  Capital  Income  Investors,  LLC  a  Delaware  limited
               liability   company  which  provides   investment  and  financial
               services.

          f. Principal Capital Futures Trading Advisor, LLC a Delaware funds management limited liability company.

          g. Invista Capital Management, LLC (an Delaware Corporation) a limited liability company which is a registered investment adviser.

          h. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiary wholly-owned by Invista Capital Management, LLC:

          a. Principal Capital Trust. (a Delaware Corporation) a business trust and private investment company offering non-registered units, initially, to tax-exempt entities.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC an inactive Delaware limited liability company.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c. Patrician Associates, Inc. (a California Corporation) a real estate development company.

          d. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

          e. Principal Development Associates, Inc. (a California Corporation) a real estate development company.

          f. Principal Spectrum Associates, Inc. (California) a corporation which engages in real estate joint venture transactions with developers.

          g. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

          h.   Equity FC,  Ltd.  (an Iowa  Corporation)  engaged  in  investment
               transactions,   including   limited   partnerships   and  limited
               liability companies.

          i.   Principal        Delaware       Name       Holding       Company,
               Inc.(Delaware) a corporation which is currently inactive.

          j. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          k. Principal Residential Mortgage, Inc. (an Iowa Corporation) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          m. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business corporation that engages in investment transactions, including limited partnerships and limited liability companies

          n. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker.

          o. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          p. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          q. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

          r. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          t. Principal Investors Corporation (a New Jersey Corporation) a corporation which is currently inactive.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

         Subsidiary wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          b. Principal Mortgage Reinsurance Company (a Vermont corporation) a mortgage reinsurance company.

          c. Principal Residential Mortgage Funding, LLC (Iowa) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. (a Massachusetts corporation) a corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Executive Benefit Services, Inc.:

          a.    Executive Broker Dealers Services, LLC

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.

          a. IDBI Principal Asset Management Company (India) a India asset management company.

          b. IDBI-Principal Trustee Company Limited (India) a trustee for mutual funds.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Financial Group (Australia) Holdings Pty Ltd. an Australian holding company organized in connection with the contemplated acquisition of BT Australia Funds Management.

          Subsidiary wholly-owned by Principal Financial Group (Australia) Holdings Pty Ltd.

          a.   BT Financial Group Pty Ltd. (Australia) a holding company.

          Subsidiary  wholly-owned by BT Financial Group PTY Ltd.:

          a.   BT  Investments   (Australia)   Limited  a  company   engaged  in
               institutional and retail money management.


          Subsidiary wholly-owned by BT Investments (Australia) Limited:

          a. BT Australia (Holdings) Pty Ltd (Australia) a commercial and investment banking and asset management company.


          Subsidiary wholly-owned by BT Australia (Holdings) Pty Ltd:

          a. BT Australia Pty Ltd. (Australia) a company engaged in asset management and trustee/administrative activities.

          Subsidiaries wholly-owned by BT Australia PTY Ltd.:

          a. BT Australia Corporate Services Pty Limited an Australia holding company for internal service companies.

          b. BT Life Limited an Australia company engaged in commercial and investment linked life insurance policies.

          c. BT Funds Management Limited an Australia company engaged in institutional and retail money management.

          d. Principal Capital Global Investors Limited dba BT Fund Management (Australia) a company who manages international funds (New Zealand, Singapore, Asia, North America and and United Kingdom).

          e. BT Securities Limited an Australia company that engages in loan finance secured against share and managed fund portfolios.

          f.   QV1 Pty Limited an Australia company.

          g. BT Portfolio Services Limited an Australia company that engages in processing and transaction services for financial planners and financial intermediaries.

          h. BT Wealth Management Pty Ltd (Australia) A company which is a financial advisory service provider.

          Subsidiaries organized and wholly-owned by BT Australia Corporate Services Pty Limited:

          a. BT Finance Pty Limited an Australia provider of finance by loans and leases.

          b. BT Nominees Pty Limited an Australia company that operates as a trustee of staff superannuation fund (pension plan).

          c. Chifley Services Pty Limited an Australia company that engages in staff car leasing management.

          Subsidiaries wholly-owned by BT Funds Management Limited

          a. BT Tactical Asset Management Pty Limited an Australia company that engages in management of futures positions.

          b. Oniston Pty Ltd an Australia company that is a financial services investment vehicle.

          c. BT Finance & Investments Pty Ltd an Australia trustee of wholesale cash management trust.

          Subsidiary organized and wholly-owned by BT Securities Limited:

          a.   BT (Queensland) Pty Limited an Australia trustee company.

          Subsidiary  organized and wholly-owned by Principal Financial Services
          (NZ), Inc.

          a.   BT Financial Group (NZ) Limited a New Zealand holding company.

          Subsidiary  organized and  wholly-owned  by BT Financial Group (NZ)
          Limited:

          a.   BT Funds Management (NZ) Limited a New Zealand funds manager.


          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Tanner Administradora De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary 60% owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a.   Andueza  &  Principal   Creditos   Hipotecarios  S.A.  (Chile)  a
               residential mortgage company.

          Subsidiary organized and wholly-owned by Principal Financial Group Investments (Australia) Pty Limited:

          a.   Principal Hotels Holdings Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Holdings Pty Ltd.:

          a.   Principal Hotels Australia Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Australia Pty Ltd.:

          a. BT Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.
               company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Kirk L. Tibbetts             Same              See Part B
   Senior Vice President &
   Chief Financial Officer

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robert W. Baehr          Marketing Services
     The Principal            Officer
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer          Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley          Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael T. Daley         Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher          Director and
     The Principal            President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Dennis P. Francis        Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Sr. Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek         Assistant Vice President -
     The Principal            Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Assistant Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Paul D. Steingreaber     Director of Investment Products
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jamie K. Stenger         Assistant Director - Compliance
     The Principal Financial
     Group

     Kirk L. Tibbetts         Senior Vice President and
     The Principal            Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     Larry D. Zimpleman       Chairman of the Board and
     The Principal            Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 18th day of April, 2003.


                                       Principal Variable Contracts Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      President and Director      April 18, 2003
R. C. Eucher                       (Principal Executive        _________________
                                   Officer)


   (L. D. Zimpleman)*
_____________________________      Director and                April 18, 2003
L. D. Zimpleman                    Chairman of the Board       _________________


/s/ M. J. Beer
_____________________________      Executive Vice President    April 18, 2003
M. J. Beer                         and Chief Financial Officer _________________
                                   (Principal Financial
                                   and Accounting Officer)


   (J. E. Aschenbrenner)*
_____________________________      Director                    April 18, 2003
J. E. Aschenbrenner                                            _________________


   (J. D. Davis)*
_____________________________      Director                    April 18, 2003
J. D. Davis                                                    _________________


   (P. A. Ferguson)*
_____________________________      Director                    April 18, 2003
P. A. Ferguson                                                 _________________


   (R. W. Gilbert)*
_____________________________      Director                    April 18, 2003
R. W. Gilbert                                                  _________________


   (W. C. Kimball)*
_____________________________      Director                    April 18, 2003
W. C. Kimball                                                  _________________


   (B. A. Lukavsky)*
_____________________________      Director                    April 18, 2003
B. A. Lukavsky                                                 _________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included